UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

(Name of Registrant as Specified In Its Charter)

Security Large Cap Value Fund

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SBL FUND

SECURITY EQUITY FUND

SECURITY INCOME FUND

SECURITY LARGE CAP VALUE FUND

SECURITY MID CAP GROWTH FUND

Dear Insurance Product Owner and Shareholder:

I am writing to you on important matters relating to the series of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (the “Funds” of the “Corporations”). At a meeting held on November 11, 2013, the Board of Directors (the “Board”) of each Corporation voted to approve three proposals affecting the Funds and their shareholders.

These proposals include:

1.	the election of five new independent director nominees to the Board of each Corporation;

2.	an Agreement and Plan of Reorganization that provides for the reorganization of each Fund from a Kansas corporation into a Delaware statutory trust; and

3.	revisions to the Funds’ fundamental investment policies in order to conform the policies among the Funds, modernize the policies and increase investment flexibility.

Each of these proposals requires approval by shareholders (or, with respect to SBL Fund, variable annuity contract or variable life insurance policy (“insurance products”) owners) in order to be implemented. Accordingly, by this joint proxy statement, we are requesting that you vote to approve the proposals.

A Special Joint Meeting of Shareholders (the “Meeting”) of each of the Funds, which are listed in an attachment to the Notice of Special Joint Meeting of Shareholders, has been scheduled for January 8, 2014 to vote on these proposals.

If you are a shareholder (or, with respect to SBL Fund, an insurance product owner) of record of any of the Funds as of the close of business on November 25, 2013, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares or an insurance product. Pursuant to these materials, you are being asked to approve the proposals for the Funds, as listed above.

You can vote in one of four ways:

•	By mail with the enclosed proxy card – be sure to sign, date and return it in the enclosed postage-paid envelope,

•	Through the web site listed in the proxy voting instructions,

•	By telephone using the toll-free number listed in the proxy voting instructions, or

•	In person at the shareholder meeting on January 8, 2014.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on the important proposals. Please read the enclosed information carefully before voting. If you have questions, please call [    ] at [    ].

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Donald C. Cacciapaglia

President and Director of the Corporations

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

VERY IMPORTANT NEWS FOR SHAREHOLDERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders (“Joint Proxy Statement”).

QUESTIONS AND ANSWERS

General

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are receiving these proxy materials — a booklet that includes the Joint Proxy Statement and your proxy card — because you have the right to vote on important matters concerning the series of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (the “Funds” of the “Corporations”). In particular, you are being asked to vote on three proposals (the “Proposals”), which require the approval of shareholders (or, with respect to SBL Fund, variable annuity contract or variable life insurance policy (“insurance products”) owners). For ease of reference, throughout this Questions and Answers, insurance product owners are also referred to as “shareholders” of a Fund.

Proposal 1 relates to the election of five individuals to the Board of Directors of each Corporation (collectively, the “Board” and the members of the Board individually, “Directors”) in order to fill vacancies arising from approaching retirements (under the Corporations’ retirement policy, two Directors will be retiring shortly) and restructure the governance of the Funds. The funds that are part of the Guggenheim Funds group fund family (the “Guggenheim Fund Complex”) currently are overseen by separate groups of directors or trustees. One of these groups consists of the current Directors of the Corporations. Another group consists of members of the boards of trustees of certain closed-end funds and exchange-traded funds in the Guggenheim Fund Complex (the “Closed-End Funds” and “Exchange-Traded Funds”) managed by Guggenheim Funds Investment Advisors, LLC, an affiliate of each Fund’s investment manager. Those funds are also part of the “Guggenheim Investments” brand. The Board of each Corporation and the boards of directors of the Closed-End Funds and Exchange-Traded Funds separately determined that it is in the best interests of the funds that they oversee to consolidate the membership of the boards so that all of those funds are overseen by the same individuals, further aligning the funds so shareholders receive the same services and experience. In order to accomplish this, the Board has proposed for election a slate of candidates that includes the current trustees of the Closed-End Funds and Exchange-Traded Funds. In particular, the Board proposes the election of the following nominees: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr. (the “Nominees”). The Board believes that this consolidation and the election of the Nominees would be beneficial to the Funds and their shareholders.

- i -

Proposal 2 relates to reorganizing the Funds with and into a corresponding series of two newly organized Delaware statutory trusts (the “Delaware Trusts”) in order to redomicile the Funds from Kansas corporations into Delaware statutory trusts (the “Reorganizations”), which are entities more often used by investment companies than Kansas corporations. The Funds would continue to be subject to the same federal securities laws that apply to mutual funds, including, principally, the Investment Company Act of 1940 (the “1940 Act”), and they would continue to be subject to the same rules of the U.S. Securities and Exchange Commission (“SEC”) that are intended to protect mutual funds and their shareholders. Shareholders would receive corresponding shares of the series of the Delaware Trusts in exchange for the shares of the same value of the Funds. The Board believes that the Reorganizations would be beneficial to the Funds and their shareholders.

Proposal 3 relates to proposed changes to the “fundamental investment policies” of the Funds. Currently, some of the Funds’ fundamental investment policies, which are very old, are antiquated or more prohibitive than the law requires. Proposal 3 is intended to create uniform policies among the Funds, simplify and modernize the policies to reflect current law and increase the investment flexibility of the Funds in order to be able to adapt over time without incurring shareholder solicitation expenses again. The Board believes that the proposed changes to the fundamental investment policies would be beneficial to the Funds and their shareholders.

Q.	Why am I being asked to vote?

A.	You are, or were, as of November 25, 2013, the record date, a shareholder of one or more of the Funds listed in an attachment to the Notice of Special Joint Meeting of Shareholders. Each of the Proposals requires the approval of shareholders of the applicable Funds. The Board has approved the Proposals and recommends that you vote “FOR” each of them.

With respect to Proposal 1, the 1940 Act requires that at least a majority of an investment company’s board members must have been elected by its shareholders. The 1940 Act also requires that at least two-thirds of an investment company’s board members must have been elected by its shareholders before the board may fill a vacancy. Therefore, in order to add the Nominees to the Board, approval by shareholders is required.

With respect to Proposal 2, the 1940 Act and state law require shareholder approval for the Reorganizations. In approving a Reorganization, you will also be authorizing: (i) the transfer of all assets of each Fund to the corresponding new “shell” series of a Delaware Trust (“Acquiring Fund”) in exchange for the shares of the corresponding Acquiring Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by the Acquiring Fund of all of the liabilities of the Fund; (ii) the distribution to each shareholder of each Fund of the same number of shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund; and (iii) subsequent liquidation of each of the Funds that has been reorganized.

- ii -

With respect to Proposal 3, the 1940 Act also requires the Funds’ shareholders to approve changes to “fundamental investment policies.”

Proposal 1: The Election of Directors

Q.	Why am I being asked to elect the Nominees as Directors?

A.	The Nominees are currently Trustees for the Closed-End Funds and Exchange-Traded Funds. The election of these Nominees is part of the consolidation of the Boards of the Corporations with the boards of the Closed-End Funds and Exchange-Traded Funds. If shareholders approve the election of the Nominees, this consolidation will result in an expanded Board comprised of the Nominees in addition to the current members of each Corporation’s Board. Each Nominee would not be deemed to be an “interested person,” as that term is defined under the 1940 Act, of the Corporations (an “Independent Director”).

Proposal 2: The Reorganizations

Q.	Will the proposed Reorganizations affect me?

A.	The proposed Reorganizations will not affect the value of your investment in the Funds. The purpose of the Reorganizations is to redomicile the Funds from Kansas corporations into Delaware statutory trusts, which offer many advantages that should benefit shareholders over the long term, including increased flexibility to respond to changing market conditions. The Delaware Trusts would continue the business of the Corporations, except to the extent amended by the other two Proposals included in this Joint Proxy Statement. In fact, the investment objectives, policies (except for the “fundamental investment policies” discussed in this Joint Proxy Statement), strategies and risks of each Fund will not change. On the effective date of the Reorganizations, each Acquiring Fund will hold the same portfolio of securities previously held by the corresponding Fund.

Each Acquiring Fund will file a registration statement that is substantially similar (except as changed pursuant to the other Proposals in this Joint Proxy Statement) to the corresponding Fund’s registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure. In addition, the boards of the Delaware Trusts will include the current Directors of the Boards, as well as the Nominees if Proposal 1 is approved by shareholders, and would operate the Delaware Trusts.

Q.	Will there be any changes to the Funds’ investment manager or other service providers?

A.	No. The main operating agreements of the Delaware Trusts and Acquiring Funds would be identical to those of the corresponding Corporations and Funds, except for the identity of the Fund signatory and applicable state law. Therefore, the Funds will continue to have the same investment manager (and sub-adviser, if applicable) and service providers as provided by the existing agreements. The fees and expenses of the Funds would also be the same.

- iii -

Proposal 3: Changes to the Funds’ Fundamental Investment Policies

Q.	What effect will the proposed changes to the fundamental investment policies have on the Funds?

A.	While Proposal 3 is intended to create uniform policies among the Funds, simplify and modernize the policies to reflect current law and increase the investment flexibility of the Funds, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, as well as the investment objectives, strategies and policies expressed in the Funds’ registration statements, as may be changed by the Board from time to time.

Voting

Q.	Who is asking for my vote?

A.	The enclosed proxy is being solicited by the Board of your Fund for use at the Special Joint Meeting of Shareholders to be held on January 8, 2014 (the “Meeting”), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Joint Meeting.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” all of the Proposals contained in the Joint Proxy Statement. Please see the section entitled “Board Recommendation” with respect to each Proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	Why am I receiving information about Funds I do not own?

A.	The Proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds. You will be asked to vote separately on the Proposals with respect to the Fund(s) that you own. Assuming that the requisite levels of aggregate shareholder consent are attained, an unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that other Fund.

Q.	What vote is required to approve the Proposals?

A.	With respect to Proposal 1, each shareholder is entitled to vote the number of shares owned as of the record date multiplied by the number of Nominees to be elected. A shareholder may cast all such votes for a single Nominee or distribute them among two or more Nominees. This method of voting is commonly known as “cumulative voting.” A plurality of the combined votes cast at the Meeting by the shareholders of a Corporation is sufficient to approve the election of a Nominee for director.

- iv -

Proposal 2 requires the affirmative vote of a majority of the outstanding shares of each Fund. In the event that the shareholders of a Fund do not approve the Reorganization, the Fund will continue to operate as a series of a Kansas corporation, and the Board will determine what further action, if any, to take.

For Proposal 3, the Proposal must be approved by a “vote of a majority of the outstanding voting securities” of each Fund. In each case, the “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that the Proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.	You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the Proposals and generate unnecessary costs.

Q.	I’m a SBL Fund insurance product owner. How will my vote be counted?

A.	As an insurance product owner of record at the close of business on the record date, you have the right to instruct the life insurance company that issued your product as to how the shares of the series of SBL Fund attributable to your product should be voted. If no voting instructions are received, the life insurance company will vote the shares attributable to your insurance product in proportion to those SBL Fund shares for which instructions are received. As a result, a small number of insurance product owners could thus determine the outcome of the vote if other insurance product owners fail to vote.

Q.	How do I place my vote?

A.	You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds’ proxy solicitation agent at the telephone number below.

- v -

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call [ ] at [ ].

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

- vi -

SBL FUND

SECURITY EQUITY FUND

SECURITY INCOME FUND

SECURITY LARGE CAP VALUE FUND

SECURITY MID CAP GROWTH FUND

805 King Farm Boulevard

Suite 600

Rockville, Maryland 20850

(301) 296-5100

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 8, 2014

Notice is hereby given that a Special Joint Meeting of Shareholders (the “Meeting”) of each of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (each, a “Corporation” and collectively, the “Corporations”) and each of their respective series listed on the attached list (each, a “Fund” and collectively, the “Funds”) will be held at the Corporations’ offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on January 8, 2014 at 1:00 p.m. local time for the purposes listed below:

Proposals	Shareholders Solicited To Vote
1. To Approve the Election of the Nominees to the Board of Directors of each Corporation	All Funds

2. To Approve the Reorganization of the Funds from Kansas Corporations into Delaware Statutory Trusts	All Funds

3. To Approve Changes to the Funds’ Fundamental Investment Policies	All Funds

4. To transact such other business as may properly come before the Meeting

After careful consideration, the Board of Directors of each Corporation unanimously recommends that shareholders vote “FOR” the election of all of the nominees in Proposal 1 and “FOR” Proposals 2 and 3.

Shareholders (or, with respect to SBL Fund, variable annuity contract or variable life insurance policy (“insurance products”) owners) of record at the close of business on November 25, 2013 are entitled to notice of, and to vote at, the Meeting, even if you no longer own an insurance product or Fund shares. With respect to SBL Fund, you are invested in a Fund through the insurance products that you own.

- vii -

We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

By Order of the Boards of Directors,

Amy J. Lee

Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

- viii -

FUNDS PARTICIPATING IN THE MEETING

ON JANUARY 8, 2014

SBL Fund

Series A (StylePlus - Large Core Series)	Series J (StylePlus - Mid Growth Series)	Series V (Mid Cap Value Series)

Series B (Large Cap Value Series)	Series M (Macro Opportunities Series)	Series X (StylePlus - Small Growth Series)

Series C (Money Market Series)	Series N (Managed Asset Allocation Series)	Series Y (StylePlus - Large Growth Series)

Series D (World Equity Income Series)	Series O (All Cap Value Series)	Series Z (Alpha Opportunity Series)

Series E (Total Return Bond Series)	Series P (High Yield Series)

Series F (Floating Rate Strategies Series)	Series Q (Small Cap Value Series)

Security Equity Fund

Guggenheim Alpha Opportunity Fund Guggenheim Enhanced World Equity Fund	Guggenheim Mid Cap Value Fund Guggenheim Mid Cap Value Institutional Fund	Guggenheim StylePlus – Large Core Fund Guggenheim World Equity Income Fund

Guggenheim Small Cap Value Fund
Security Income Fund

Guggenheim Floating Rate Strategies Fund Guggenheim High Yield Fund	Guggenheim Macro Opportunities Fund Guggenheim Municipal Income Fund

Guggenheim Investment Grade Bond Fund	Guggenheim Total Return Bond Fund

Security Large Cap Value Fund

Guggenheim Large Cap Value Fund

Security Mid Cap Growth Fund

Guggenheim StylePlus - Mid Growth Fund

- ix -

TABLE OF CONTENTS

OVERVIEW OF THE PROPOSALS

PROPOSAL 1: APPROVAL OF THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS	3

PROPOSAL 2: APPROVAL OF THE REORGANIZATIONS OF THE FUNDS FROM KANSAS CORPORATIONS INTO DELAWARE STATUTORY TRUSTS	3

PROPOSAL 3: APPROVAL OF CHANGES TO THE FUNDS’ FUNDAMENTAL INVESTMENT POLICIES	4

PROPOSAL 1 – APPROVAL OF THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS	6

Information Regarding the Nominees and Current Directors	7

Additional Information about the Board and the Nominees	11

Board Committees and Meetings	12

Equity Ownership	13

Compensation	14

Additional Information about Executive Officers of the Corporations	15

Board Leadership Structure	17

Board’s Consideration of Each Nominee’s Qualifications, Experience, Attributes or Skills	17

Board’s Role in Risk Oversight Leadership Structure	20

Role of Diversity in Considering Board Candidates	21

Directors’ Prior Legal and Disciplinary Actions	21

Information about the Corporations’ Registered Public Accounting Firm	21

Required Vote	21

BOARD RECOMMENDATION ON PROPOSAL 1	21

PROPOSAL 2: APPROVAL OF THE REORGANIZATIONS OF THE FUNDS FROM KANSAS CORPORATIONS INTO DELAWARE STATUTORY TRUSTS	22

Introduction	22

Effects of the Reorganizations on Shareholders	23

Tax Consequences	24

Summary of the Reorganizations	24

Board Considerations	25

- x -

BOARD RECOMMENDATION ON PROPOSAL 2	26

PROPOSAL 3 – THE APPROVAL OF CHANGES TO THE FUNDS’ FUNDAMENTAL INVESTMENT POLICIES	27

Introduction	27

Proposal 3.A – Diversification	28

Proposal 3.B – Underwriting	29

Proposal 3.C – Industry Concentration	29

Proposal 3.D – Real Estate	30

Proposal 3.E – Commodities	30

Proposal 3.F – Loans	31

Proposal 3.G – Borrowing	32

Proposal 3.H – Senior Securities	32

BOARD RECOMMENDATION ON PROPOSAL 3	33

OTHER BUSINESS	34

ADDITIONAL INFORMATION	34

Investment Manager and Sub-Adviser	34

Administrator, Principal Underwriters and Transfer Agent	34

Affiliations and Affiliated Brokerage	34

Other Information	34

Voting Information	35

Shareholder Proposals	37

- xi -

APPENDICES

- xii -

SBL FUND

SECURITY EQUITY FUND

SECURITY INCOME FUND

SECURITY LARGE CAP VALUE FUND

SECURITY MID CAP GROWTH FUND

805 King Farm Boulevard

Suite 600

Rockville, Maryland 20850

(301) 296-5100

JOINT PROXY STATEMENT SPECIAL JOINT MEETING OF

SHAREHOLDERS TO BE HELD ON JANUARY 8, 2014

This joint proxy statement (“Joint Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Boards of Directors (collectively, the “Board” or “Directors”) of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (each, a “Corporation” and collectively, the “Corporations”). The proxies are being solicited for use at a special joint meeting of shareholders of each Corporation to be held at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on January 8, 2014 at 1:00 p.m. local time, and at any and all adjournments or postponements thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Corporations listed in the accompanying notice to this Joint Proxy Statement (each, a “Fund” and collectively, the “Funds”) with respect to the following proposals (the “Proposals”) as follows:

Proposals	Shareholders Solicited To Vote
1. To Approve the Election of the Nominees to the Board of Directors (“Proposal 1”)	All Funds

2. To Approve the Reorganizations of the Funds from Kansas Corporations into Delaware Statutory Trusts (“Proposal 2”)	All Funds

3. To Approve Changes to the Fundamental Investment Policies Regarding (“Proposal 3”):
3.A Diversification 3.B Underwriting 3.C Industry Concentration 3.D Real Estate 3.E Commodities 3.F Loans 3.G Borrowing 3.H Senior Securities	All Funds All Funds All Funds All Funds All Funds All Funds All Funds All Funds

4. To transact such other business as may properly come before the Meeting

This Joint Proxy Statement and the accompanying Notice and the proxy card are being first mailed to shareholders on or about December 2, 2013.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds.

You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on November 25, 2013 (the “Record Date”). Shares of each series of SBL Fund are not offered directly to the public but are primarily sold to insurance companies (“Insurance Companies”) and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies (“insurance products”).

SBL Fund is soliciting voting instructions from insurance product owners invested in each Fund in connection with the Proposals, as applicable. As such and for ease of reference, throughout this Joint Proxy Statement, insurance product owners may be referred to as “shareholders” of a Fund.

If you have any questions about the Proposals or about voting, please call, the Funds’ proxy solicitor, at [    ].

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON JANUARY 8, 2014

This Joint Proxy Statement is available at [    ]. In addition, with respect to SBL Fund, shareholders can find important information about each Fund in the Fund’s annual report, dated December 31, 2012, including financial reports for the fiscal year ended December 31, 2012, and in any recent semi-annual report succeeding such annual report, if any. With respect to Security Equity Fund, Security Income Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund, shareholders can find important information about each Fund in the Fund’s annual reports dated September 30, 2012 and September 30, 2013 (when available), including financial reports for the fiscal years ended September 30, 2012 and September 30, 2013, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to a Corporation, by calling the telephone number shown on the front page of this Joint Proxy Statement or at www.guggenheiminvestments.com.

OVERVIEW OF THE PROPOSALS

PROPOSAL 1

Approval of the Election of the Nominees to the Board of Directors

Proposal 1 relates to the election of five individuals to the Board in order to fill vacancies arising from upcoming retirements and restructure the governance of the Funds. The funds that are part of the Guggenheim Funds group fund complex (the “Guggenheim Fund Complex”) currently are overseen by separate groups of directors or trustees. One of these groups consists of the current Directors of the Corporations. Another group consists of the current trustees of certain closed-end funds and exchange-traded funds (the “Closed-End Funds” and “Exchange-Traded Funds”) managed by Guggenheim Funds Investment Advisors, LLC (“GFIA”), an affiliate of each Fund’s investment manager. The Board of each Corporation and the boards of directors of the Closed-End Funds and Exchange-Traded Funds separately determined that it is in the best interests of the funds that they oversee to consolidate the membership of the boards so that those funds are overseen by the same individuals.

In order to accomplish this, the Board has proposed for election a slate of candidates that includes the current trustees of the Closed-End Funds and Exchange-Traded Funds. In particular, the Board proposes the election of the following nominees: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr. (the “Nominees”). It is anticipated that, if elected, the terms of the Nominees would begin at an upcoming meeting of the Board after the shareholder vote.

The Board believes that it is in the best interests of the Funds to elect the Nominees, who each bring experience and added skill sets to the Board. The Board believes that electing the Nominees and thereby creating a consolidated Board would benefit the Funds because, among other things, the increased size, diversity, skill sets and depth of experience of the consolidated Board will allow the Board to better respond to the increasing complexities of the mutual fund business. It also provides the opportunity to address succession issues associated with Director retirements, both in the near-term and thereafter as two of the current Directors are reaching retirement age.

The Board further believes that it is in shareholders’ best interest to have a Board that is, to the extent possible, composed of elected Directors (and to comply with certain legal requirements regarding the proportion of Directors that need to have been elected by shareholders).

PROPOSAL 2

Approval of the Reorganizations of the Funds from Kansas Corporations into Delaware

Statutory Trusts

Proposal 2 relates to the reorganizations of the Funds from Kansas corporations into Delaware statutory trusts (the “Reorganizations”). The purpose of the Reorganizations is to redomicile the Funds into Delaware statutory trusts (“Delaware Trusts”), which offer many advantages that should benefit the Funds and their shareholders over the long term, including increased flexibility to respond to changing market conditions. In order to effect this change, the Board approved on behalf of each Corporation and its respective Funds an Agreement and Plan of Reorganization (“Reorganization Agreement”), substantially in the form attached to this Proxy Statement as Appendix B.

The Board is recommending the Reorganizations because they will allow the Funds to take advantage of the broad flexibility afforded to statutory trusts under Delaware law. Additionally, there are currently five separate Corporations. If the Reorganizations are effected, the Funds that are series of four of the Corporations (Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund) will become series of one Delaware Trust. The Funds that are series of SBL Fund will become series of a separate Delaware Trust.

Except as otherwise modified by another Proposal in this Joint Proxy Statement, the investment objective(s), policies, strategies and risks of a Fund will not change. On the effective date of each Reorganization, each series of the Delaware Trust will hold the same portfolio of securities previously held by the corresponding Fund. The Board, which will ultimately include the individuals elected under Proposal 1 if Proposal 1 is approved by shareholders, would be the same as those of the Corporations and the series of the Delaware Trusts would be operated in essentially the same manner as the Funds. The main operating agreements of the Delaware Trusts would be substantially identical to those of the corresponding Corporations, except for the identity of the Fund signatory and applicable state law.

PROPOSAL 3

Approval of Changes to the Funds’ Fundamental Investment Policies

Proposal 3 relates to changes to the “fundamental investment policies” of the Funds. Under the 1940 Act, investment policies with regard to certain activities can only be changed through shareholder approval. The Board recommends that shareholders approve certain changes to these fundamental investment policies in order to create uniform policies among the Funds, simplify and modernize the policies to reflect current law and increase the investment flexibility of the Funds.

Currently, some of the Funds’ fundamental investment policies are more restrictive than the law requires and were adopted many years ago in a different legal and economic environment. The proposed changes to the fundamental investment policies would remove restrictions that are no longer required by law and allow the Funds’ greater flexibility to pursue their investment objectives. The Funds would continue to be subject to the limitations imposed by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, as well as the investment objectives, strategies, and policies expressed in the Corporations’ registration statements as may be changed by the Board from time to time.

Additionally, for historical reasons (many of the policies were adopted many years ago), some fundamental investment policies vary from one Fund to another. As a result, Funds with investment strategies that are intended to be similar are sometimes subject to different limits. The proposed changes to the fundamental investment policies will allow the Funds to have a uniform set of policies. A uniform set of policies should reduce the risk of shareholder confusion and facilitate Board oversight.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE

ELECTION OF EACH NOMINEE AND “FOR” THE PLAN AND CHANGES TO THE

FUNDAMENTAL INVESTMENT POLICIES. UNMARKED, PROPERLY SIGNED AND

DATED PROXIES WILL BE SO VOTED.

PROPOSAL 1— THE APPROVAL OF THE ELECTION OF NOMINEES TO THE

BOARD OF DIRECTORS

Proposal 1 relates to the election of the Nominees to the Board of Directors of the Corporations. The Board proposes the election of the following Nominees: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr. If elected, the Nominees will serve indefinitely until their successors are duly elected and qualified.

The funds that are part of the Guggenheim Fund Complex currently are overseen by separate groups of directors or trustees. One of these groups consists of the current Directors of the Corporations. One of the other groups consists of the current trustees of the Closed-End Funds and Exchange-Traded Funds. The Board of each Corporation and the boards of directors of the Closed-End Funds and Exchange-Traded Funds separately determined that it is in the best interests of the funds that they oversee to consolidate the membership of these two boards so that those funds are overseen by the same individuals.

Representatives of the Boards of the Corporations and the boards of trustees of the Closed-End Funds and Exchange-Traded Funds met over a period of time and developed a consolidation proposal. For certain of those meetings, they were joined by counsel and senior fund management. In considering the board consolidation proposal, the Board recognized that many of the funds in the Guggenheim Fund Complex were organized at different times by different sponsors, and, as a result, their governance and board reporting processes did not reflect a common overall design. In this regard, the Board considered the board consolidation proposal as part of a broader effort by management to coordinate and enhance the efficiency of the governance of the Funds, including the various initiatives to integrate the funds in the Guggenheim Fund Complex into a single fund family with greater uniformity on a single platform and to leverage the investment manager’s and its affiliates’ ability to provide shared services to the Guggenheim Fund Complex funds (including the Funds). In reaching the conclusion that the board consolidation proposal is in the best interests of the Funds and their shareholders, the Board considered a number of factors, including the following:

•	the opportunity to address succession issues associated with retirements, both in the near-term and thereafter (notably, Mr. Craig and Ms. Lumpkin are expected to retire in 2014);

•	potential benefits arising from the increased size, diversity, skill sets and experience of the contemplated consolidated board, each member of which has experience in investment company matters as a board member of other funds in the Guggenheim Fund Complex, which will allow the Board to better respond to the increasing complexities of mutual fund governance;

•	potential benefits arising from a consolidated board having oversight over a greater portion of the Guggenheim Fund Complex;

•	the benefits to shareholders from a consolidated board as compared to the costs associated with a larger board;

•	opportunities for enhanced efficiency of uniform Board oversight by, among other things, reducing the need to have separate meetings and materials to consider the same or substantially similar items;

•	alignment and streamlining of resources needed to support Board reporting and interaction in areas such as compliance, regulatory and risk management oversight;

•	the unification of two boards overseeing different funds could result over time in greater uniformity of shareholder experience throughout the Guggenheim Fund Complex;

•	the number and type of funds to be overseen by the Board members;

•	the independent status of the Nominees; and

•	the proposed process, timing and costs for implementing the consolidation, including the costs associated with holding a shareholders meeting.

Members of the joint Nominating Committee of the Boards of the Corporations met with each Nominee prior to his nomination to the Board, and the Committee considered each Nominee and recommended the nomination to the Board. Based on this recommendation, the Board has recommended for election each of the Nominees to the Board. Likewise, the boards of the Closed-End Funds and Exchange-Traded Funds also have approved the proposal on behalf of their funds and have recommended for election Donald A. Chubb, Jr., Maynard F. Oliverius and Jerry B. Farley to serve on their respective boards, subject to approval by shareholders.

Each Nominee has consented to serve as a Director and to being named in this Joint Proxy Statement. If approved by shareholders, the elections to the Board would be effective after the Meeting and the Nominees are formally appointed during an upcoming meeting of the Board. It is expected that this formal appointment would occur after the retirement of Mr. Craig and Ms. Lumpkin. There is no reason to believe that the Nominees will become unavailable for election as a Director of each Corporation, but if that should occur before the Meeting, votes will be cast for the persons the Committee and the Board recommend.

The term of office of each Director, if elected at this Meeting, expires when his or her respective successor is duly elected and qualified. The term of office of a Director also terminates and a vacancy shall occur in the event of the Director’s death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of Director.

At the Meeting, the persons named in the proxy intend to vote (unless directed not to vote) FOR the election of Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr. as Directors of each Corporation.

Information Regarding the Nominees and Current Directors

The following table lists the Nominees, their ages, current position(s) held with the Corporations, length of time served, principal occupations during the past five years, number of funds overseen within the Guggenheim Fund Complex and other directorships/directorships.

Name, Address and Year of Birth of Nominees*	Position (s) Held with Corporations	Term of Office and Length of Time Served**	Principal Occupation(S) During Past 5 Years	Number of Portfolios in the Guggenheim Fund Complex Overseen by Nominee***	Other Directorships Held by Nominees
Randall C. Barnes Year of Birth: 1951	None	N/A	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	[52] [84]	Trustee of the Closed-End Funds, Exchange-Traded Funds and certain other closed-end funds advised by an affiliate Investment Manager (Since 2004).

Roman Friedrich III Year of Birth: 1946	None	N/A	Founder and President of Roman Friedrich & Company, a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co, LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	[48] [80]	Trustee of the Closed-End Funds and Exchange-Traded Funds (Since 2003); Director of Mercator Minerals Ltd. (2013-present); Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009 - present). Previously, Director of Blue Sky Uranium Corp. (formerly, Windstorm Resources Inc.) (April 2011 – July 2012); Director of Axiom Gold and Silver Corp. (2011-2012), Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942	None	N/A	Consultant (1998-present). Formerly Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	[48] [80]	Trustee of the Closed-End Funds and Exchange-Traded Funds (Since 2004); Director of Peabody Energy Company (2003 - present) and GP Natural Resource Partners, LLC (2002 to present).

Ronald A. Nyberg Year of Birth: 1953	None	N/A	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel, and Corporate Secretary of Van Kampen Investments (1982-1999).	[54] [86]	Trustee of the Closed-End Funds, Exchange-Traded Funds and certain other closed-end funds advised by an affiliate Investment Manager (Since 2006).

Ronald E. Toupin, Jr. Year of Birth: 1958	None	N/A	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	[51] [83]	Trustee of the Closed-End Funds, Exchange-Traded Funds and certain other closed-end funds advised by an affiliate Investment Manager (Since 2003); Trustee, Bennett Group of Funds (2011-September 2013).

*	The business address of each Nominee is c/o Guggenheim Investments, 2455 Corporate West Drive, Lisle, Illinois 60532.
**	This is the period for which each Trustee began serving each Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The “Guggenheim Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”) and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager, including GFIA. The first number provided for each of the Nominees in this column represents the number of portfolios currently overseen. The second number represents the number of portfolios that will be overseen if the Nominee is elected.

The following table provides information concerning the current Directors of the Corporations:

Name, Address and Age*	Position(s) held with the Corporations	Term of Office and Length of Time Served**	Principal Occupation(s) during the Past 5 Years	Number of Portfolios in the Guggenheim Fund Complex Overseen by Director***	Other Directorships held by Director
Independent Directors

Donald A. Chubb, Jr. Year of Birth: 1946	Director, Chairman of the Board, Chair of Nominating Committee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc.	[32] [80]	None

Harry W. Craig, Jr. Year of Birth: 1939	Director, Chair of Contracts Review Committee	Since 2004	Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC. Prior to November 2009, Chairman, CEO, Secretary & Director, Martin Tractor Company, Inc.	[32] [80]	None

Jerry B. Farley Year of Birth: 1946	Director	Since 2005	Current: President, Washburn University.	[32] [80]	Westar Energy, Inc.; CoreFirst Bank & Trust

Penny A. Lumpkin Year of Birth: 1939	Director, Chair of Audit Committee	Since 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing).	[32] [80]	None

Maynard F. Oliverius Year of Birth: 1943	Director	Since 1998	Retired. Formerly, President and Chief Executive Officer, Stormont-Vail HealthCare until 2012.	[32] [80]	None

Director who is an “Interested Person”

Donald C. Cacciapaglia**** Year of Birth: 1951	President, Director	Since 2012	President and CEO, Security Investors, LLC; Senior Managing Director of Guggenheim Investments; President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Guggenheim Fund Complex; President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and Chief Executive Officer of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010).	[229] [277]	Trustee,
Closed-End
and
Exchange-
Traded
Funds (2012-
present);
Trustee,
Rydex
Dynamic
Funds,
Rydex ETF
Trust, Rydex
Series Funds
and Rydex
Variable
Trust (2012-
present);
Independent
Board
Member,
Equitrust
Life
Insurance
Company,
Guggenheim
Life and
Annuity
Company,
and Paragon
Life
Insurance
Company of
Indiana
(2011-
present).

*	The business address of each Director except Mr. Cacciapaglia is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. The business address for Mr. Cacciapaglia is 330 Madison Avenue, 10th Floor, New York, New York 10017.
**	Directors serve until the next annual meeting or their successors are duly elected and qualified.
***	The “Guggenheim Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by Guggenheim Investments and any funds that have an investment adviser or servicing agent that is an affiliated person of Guggenheim Investments. The first number in this column represents the number of portfolios currently overseen by the Directors. The second number in the column represents the number of portfolios that will be overseen by the Directors if they are elected to the Board of the Closed-End Funds and Exchange-Traded Funds.
****	This director is deemed to be an “interested person” of the Funds under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

Additional Information about the Board and the Nominees

The following includes detailed information about the current structure of the Board, its leadership, its functioning and composition. The boards of trustees of the Closed-End Funds and Exchange-Traded Funds, membership of which will be consolidated with the non-retiring members of the Board, do not have identical practices. If the board consolidation is implemented, the Directors will consider during an upcoming meeting whether any changes to current practices would be appropriate to enhance practices and integrate the new Nominees, based on the interests of the Funds and their shareholders.

Board Committees and Meetings

The Board is responsible for overseeing the management and affairs of the Funds. The Board held four regular meetings during each Corporation’s most recent fiscal year. Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund’s most recent fiscal years ended September 30, 2013. SBL Fund’s most recent fiscal year ended December 31, 2012. The Board of each Corporation held two special meetings during the respective Corporation’s most recent fiscal year. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Corporations currently do not have a policy with respect to Directors’ attendance at shareholder meetings. Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at the Corporations’ offices. Shareholder communications will be sent directly to the applicable Board member(s). The Board has established the committees discussed below. The Nominees would be expected to join the committees, if elected.

Audit Committee — The Board has an Audit Committee, the purpose of which is to meet with the independent registered public accountants, to review the work of the auditors, and to oversee the handling by the investment manager of the accounting functions. The Audit Committee consists of the following Independent Directors: Messrs. Chubb, Craig, Farley and Oliverius and Ms. Lumpkin. The Audit Committee held three meetings during the fiscal year ended December 31, 2012. The Audit Committee held two meetings during the fiscal year ended September 30, 2013.

Contracts Review Committee — The Board has a Contracts Review Committee, the purpose of which is to meet in advance of the annual contract renewal meeting and review relevant information before voting on whether to renew investment advisory and any sub-advisory agreements. The Committee also considers whether additional information should be requested from management in connection with the annual review of the Funds’ advisory agreements. The Contracts Review Committee consists of the following Independent Directors: Messrs. Craig, Chubb, Farley and Oliverius and Ms. Lumpkin. The Contracts Review Committee held no meetings during the fiscal year ended December 31, 2012. The Contracts Review Committee held one meeting during the fiscal year ended September 30, 2013.

Nominating Committee — The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill independent director vacancies on the Board. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Director should be submitted in writing to the Corporation’s Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as Director: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Director (if elected) and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. The Nominating Committee consists of Messrs. Chubb and Oliverius and Ms. Lumpkin. The Nominating Committee held one meeting during the fiscal year ended December 31, 2012. The Nominating Committee held two meetings during the fiscal year ended September 30, 2013. Additional information regarding the Nominating Committee may be found in the charter of the Nominating Committee, which may be found in Appendix I.

Equity Ownership

As of December 31, 2012, the Nominees and current Directors beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Guggenheim Fund Complex that would be overseen by the Nominees in the dollar ranges set forth below. [None of the Nominees or their immediate family members had any interest in the Investment Manager or Distributor, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Nominee’s spouse, children residing the in the Nominee’s household and dependents of the Nominee.] As of November [    ], 2013, the Nominees, Directors and officers as a group owned less than 1% of the outstanding shares of each Fund, except as listed in Appendix H.

	Dollar Range of Equity Securities in the Corporations	Aggregate Dollar Range of Equity Securities in the Guggenheim Fund Complex
Nominees:
Randall C. Barnes	[ ]	Over $100,000
Ronald A. Nyberg	[ ]	Over $100,000
Ronald E. Toupin, Jr.	[ ]	$10,001 – $50,000
Roman Friedrich III	[ ]	$50,001 – $100,000
Robert B. Karn III	[ ]	$10,001 – $50,000
Interested Director:
Donald C. Cacciapaglia	[ ]	None
Independent Directors:
Donald A. Chubb, Jr.	[ ]	Over $100,000
Harry W. Craig, Jr.	[ ]	Over $100,000
Jerry B. Farley	[ ]	Over $100,000
Penny A. Lumpkin	[ ]	Over $100,000
Maynard F. Oliverius	[ ]	Over $100,000

Compensation

The Independent Directors of the Corporations receive from the Corporations an annual retainer of $50,000 and a fee of $8,000 per meeting, plus reasonable travel costs, for each meeting of the board attended. Mr. Chubb, the Chairman of the Board, will receive an additional annual retainer of $16,000. In addition, the Independent Directors of the Fund will receive $6,000 per meeting of the Audit Committee and $3,500 per meeting of any other Board committee, plus reasonable travel costs, for each Board committee meeting attended. An amount of $2,500 will be paid to Independent Directors who participate in a telephone board meeting for which there is an agenda, minutes, and a duration of one hour or more. Each Fund pays proportionately its respective share of Independent Directors’ fees and expenses based on relative net assets.

The aggregate compensation paid by the Corporations to each of the Directors during each Corporation’s last fiscal year, and the aggregate compensation paid to each of the Independent Directors during calendar year 2012 by the Corporations, are set forth below.

Names of Independent Directors	Aggregate Compensation from SBL Fund	Aggregate Compensation from Security Equity Fund			Aggregate Compensation from Security Income Fund			Aggregate Compensation from Security Large Cap Value Fund			Aggregate Compensation from Security Mid Cap Growth Fund			Pension or Retirement Benefits Accrued as Part of Fund Expenses			Estimated Annual Benefits Upon Retirement			Total Compensation from the Guggenheim Fund Complex, Including the Funds
Donald A. Chubb, Jr.	$43,129	$	[	]	$	[	]	$	[	]	$	[	]	$	[0	]	$	[0	]	$109,750
Harry W. Craig, Jr.	$37,922	$	[	]	$	[	]	$	[	]	$	[	]	$	[0	]	$	[0	]	$96,500
Penny A. Lumpkin	$36,940	$	[	]	$	[	]	$	[	]	$	[	]	$	[0	]	$	[0	]	$93,400
Jerry B. Farley	$37,922	$	[	]	$	[	]	$	[	]	$	[	]	$	[0	]	$	[0	]	$96,500
Maynard F. Oliverius	$37,922	$	[	]	$	[	]	$	[	]	$	[	]	$	[0	]	$	[0	]	$96,500

Name of Director who is an “Interested Person”	Aggregate Compensation from SBL Fund	Aggregate Compensation from Security Equity Fund			Aggregate Compensation from Security Income Fund			Aggregate Compensation from Security Large Cap Value Fund			Aggregate Compensation from Security Mid Cap Growth Fund			Pension or Retirement Benefits Accrued as Part of Fund Expenses			Estimated Annual Benefits Upon Retirement			Total Compensation from the Guggenheim Fund Complex, Including the Funds
Donald C. Cacciapaglia	None		None			None			None			None			None			None		None

If all of the Nominees are elected and the board consolidation is implemented for all of the applicable funds, the Board is considering implementing a new compensation structure for the funds overseen by the consolidated board. A portion of such fees, as determined by the Board, would be allocated to the Funds. The total compensation would be as follows:

A general retainer fee of $232,000 per year would be paid to each Independent board member. Additional annual retainer fees would be paid as follows: $40,000 to the Independent Chairperson of the Board; $6,000 to the Independent Vice Chairperson of the Board; $6,000 to the Audit Committee Chairperson; $6,000 to the Audit Committee Vice Chairperson; $6,000 to the Contracts Review Committee Chairperson; $6,000 to the Contracts Review Committee Vice Chairperson; and $6,000 to the Nominating Committee Chairperson. In addition, fees would be paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephone Board or Committee meeting.

Mr. Craig and Ms. Lumpkin have agreed to retire shortly prior to the Board’s mandatory retirement age. The Investment Manager and its affiliates have agreed to compensate Mr. Craig and Ms. Lumpkin in the amount they would have otherwise been entitled if they had remained on the Board until their mandatory retirement, plus an additional amount in recognition of their many years of service.

Additional Information about Executive Officers of the Corporations

Officers of the Corporations are appointed by the Board and serve at the pleasure of the Board. The following table shows information about the principal officers, including their ages, their positions with the Corporations and their principal occupations during the past five years. Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name, Address and Age	Position(s) held with the Corporations	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years
Officers

Donald C. Cacciapaglia 330 Madison Avenue, 10th Floor New York, NY 10017 Year of Birth: 1951	President	Since 2012	Current: President and Chief Administrative Officer, Guggenheim Investments Chairman and CEO, Channel Capital Group Inc. (2002-2010)

Elisabeth Miller 805 King Farm Blvd, Suite 600 Rockville, MD 20850 Year of Birth: 1968	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Guggenheim Distributors, LLC

Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004-2009)

Name, Address and Age	Position(s) held with the Corporations	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years
Nikolaos Bonos 805 King Farm Blvd, Suite 600 Rockville, MD 20850 Year of Birth: 1963	Treasurer	Since 2010

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized

Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer,

Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Senior Vice President, Security Global Investors, LLC (2010-2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC

Joseph M. Arruda 805 King Farm Blvd, Suite 600 Rockville, MD 20850 Year of Birth: 1966	Assistant Treasurer	Since 2010	Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust Vice President, Security Global Investors, LLC (2010-2011); and Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010)

Amy J. Lee 805 King Farm Blvd, Suite 600 Rockville, MD 20850 Year of Birth: 1961	Secretary and Vice President	Since 1987 (Secretary) Since 2007 (Vice President)	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital Senior Vice President & Secretary, Security Global Investors, LLC (2007-2011); Senior Vice President & Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); and Director, Brecek & Young Advisors, Inc. (2004-2008)

Mark A. Mitchell 805 King Farm Blvd, Suite 600 Rockville, MD 20850 Year of Birth: 1964	Vice President	Since 2003	Current: Portfolio Manager, Security Investors, LLC Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003-2010)

Name, Address and Age	Position(s) held with the Corporations	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years
James P. Schier 805 King Farm Blvd, Suite 600 Rockville, MD 20850 Year of Birth: 1957	Vice President	Since 1998	Current: Senior Portfolio Manager, Security Investors, LLC Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company (1998-2010)

[1]	Officers serve until the next annual meeting or their successors are duly elected and qualified.

Board Leadership Structure

The Chairman of the Board, Donald A. Chubb, Jr., is not an “interested person,” as that term is defined by the 1940 Act, of the Corporations. The Board has determined that the leadership structure of the Corporations is appropriate, given its specific characteristics and circumstances; in particular, the Board has considered that the Chairman is an Independent Director and that the Independent Directors constitute a substantial majority of the Board and are advised by independent counsel experienced in 1940 Act matters. The Board also considered that the current structure and processes for developing Board meeting agendas and conducting Board meetings results in full and constructive discussions of business that focus the Directors on important issues facing the Corporations.

Board’s Consideration of Each Nominee’s Qualifications, Experience, Attributes or Skills

The Board has concluded that each of the Nominees should serve on the Board in connection with the overall plan to consolidate the Board of the Corporations with the boards of directors of the Closed-End Funds and Exchange-Traded Funds so that those funds are overseen by the same individuals.

The Board received and considered biographical information regarding the professional and personal backgrounds of each Nominee and met with each Nominee. The Independent Directors of the Board met to review specifically the backgrounds of the Nominees and to assess whether the contemplated expansion of the Board, with the addition of the Nominees, would continue to reflect a broad mix of professional and personal backgrounds. The Board determined that the Nominees had varied and unique professional experiences and would, if elected, contribute to the diversity of backgrounds, experience and views on the Board. In reviewing the Nominees, the Board also cited the anticipated benefits to shareholders, including operational efficiencies and enhanced oversight, expected to result from the consolidation of the Board with the boards of the Closed-End Funds and Exchange-Traded Funds.

In concluding that the Nominees should serve as Directors, the Board took into account, among other things, each Nominee’s experience, qualifications, attributes and skills as described below.

Randall C. Barnes. Mr. Barnes has served as a Trustee of the Closed-End Funds and Exchange-Traded Funds since 2004. Through his service as a Trustee of the Closed-End Funds and Exchange-Traded Funds as well as chairman of the Audit Committee, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

Roman Friedrich III. Mr. Friedrich has served as a Trustee of the Closed-End Funds and Exchange-Traded Funds since 2003. Through his service as a Trustee of the Closed-End Funds and Exchange-Traded Funds as well as chairman of the Contracts Review Committee, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

Robert B. Karn III. Mr. Karn has served as a Trustee of the Closed-End Funds and Exchange-Traded Funds since 2004. Through his service as a Trustee of the Closed-End Funds and Exchange-Traded Funds, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Closed-End Funds and Exchange-Traded Funds since 2003. Through his service as a Trustee of the Closed-End Funds and Exchange-Traded Funds as well as chairman of the Nominating and Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Closed-End Funds and Exchange-Traded Funds since 2003. Through his service as Trustee of the Closed-End Funds and Exchange-Traded Funds as well as the Independent Chairperson of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

The following is a brief discussion of the specific experience, skills, attributes, and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a Director of the Corporations. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Director as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Donald C. Cacciapaglia. Mr. Cacciapaglia has served as a Director since 2012. Mr. Cacciapaglia has nearly 40 years of experience in the investment banking and financial services industries. Mr. Cacciapaglia is the President and Chief Operating Officer of Guggenheim Investments. Prior to 2010, Mr. Cacciapaglia served as Chairman and Chief Executive Officer of Channel Capital Group, Inc., and its subsidiary broker-dealer Channel Capital Group LLC, a Guggenheim affiliated company. From 1996 until 2002, when he joined Chanel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston from 1995 to 1996. From 1977 to 1995, he held numerous positions at Merrill Lynch & Co., and was a Senior Analyst with the Federal Reserve Bank of New York from 1973 to 1977.

Donald A. Chubb, Jr. Mr. Chubb has served as a Director since 1994, as Chair of the Nominating Committee since 2005, and as Chairman of the Board of Directors since 2012. Mr. Chubb also served as Lead Independent Director from 2010 to 2012. Mr. Chubb has worked in the business brokerage and commercial real estate market for over 14 years. Prior he owned and operated electric sign companies and was a director of Fidelity Bank and Trust.

Harry W. Craig, Jr. Mr. Craig has served as a Director since 2004 and as Chair of the Contracts Review Committee since 2005. Mr. Craig is the retired Chairman and Chief Executive Officer of Martin Tractor Company, Inc., a Caterpillar Dealership. Mr. Craig is currently the Chairman, Chief Executive Officer, and Director of The Craig Group, Inc. He is also the Managing Member of Craig Family Investments, LLC. Mr. Craig was Trustee and Treasurer of Sunflower Foundation: Health Care for Kansans for eight years. Mr. Craig is a director, finance committee member, and past Chairman on the board of Stormont-Vail HealthCare. Mr. Craig practiced as a lawyer prior to his business career.

Penny A. Lumpkin. Ms. Lumpkin has served as a Director since 1993 and as Chair of the Audit Committee since 1995. Ms. Lumpkin has experience with various business and real estate ventures, currently as Partner of Vivian’s Gift Shop (corporate retail), Vice President, Palmer Companies, Inc. (small business and shopping center development) and Senior Vice President, PLB (real estate equipment leasing).

Maynard F. Oliverius. Mr. Oliverius has served as a Director since 1998. Mr. Oliverius served as President and Chief Executive Officer of Stormont-Vail HealthCare until his retirement in 2012. From 2005 through 2008 Mr. Oliverius was on the Board of Trustees of the American Hospital Association. Mr. Oliverius has a master’s degree in Health Care Administration.

Dr. Jerry B. Farley. Dr. Farley has served as a Director since 2005. Dr. Farley has over 39 years of experience in the administration of the academic, business and fiscal operations of educational institutions. Dr. Farley has served as President of Washburn University since 1997. Prior to 1997, Dr. Farley worked in various executive positions for the University of Oklahoma and Oklahoma State University, including Vice President of Community Relations and Economic Development, Vice President of Administration and Chief Financial Officer. Dr. Farley holds an MBA and a Ph.D. in Higher Education Administration and is a C.P.A. Dr. Farley serves on the board of Westar Energy, Inc., a NYSE listed company, and CoreFirst Bank and Trust.

Each Nominee and current Director also has familiarity with the investment managers (or their affiliates) and other service providers, and their operations, as well as the regulatory requirements governing regulated investment companies and the responsibilities of investment company boards as a result of their experience overseeing funds in the Guggenheim Fund Complex or, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with Guggenheim Investments and its parent company.

Board’s Role in Risk Oversight Leadership Structure

The management and affairs of each Corporation are overseen by its Board of Directors under state law and the 1940 Act. The Board is responsible for overseeing the management and affairs of the Corporations. The Board has considered and approved contracts under which certain companies provide essential management and administrative services to the Corporations. The day-to-day business of each Fund, including the day-to-day management of risk, is performed by third-party service providers, primarily the investment manager and distributor. The Board is responsible for overseeing the Fund’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Corporations. The Board oversees the risk management of each Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Corporations and its service providers, including in particular each Corporation’s Chief Compliance Officer and its independent accountants. The Board and, with respect to identified risks that relate to its purpose, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

Under the oversight of the Board, the service providers to a Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Fund and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of a Fund’s business and, consequently, for managing the risks associated with that activity.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of a Fund’s investment management and business affairs are carried out by or through its investment manager, distributor and other service providers, each of which has an independent interest in risk management, which interest could differ from or conflict with that of other funds that are advised by the investment manager. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations.

Role of Diversity in Considering Board Candidates

In considering Director nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Directors’ Prior Legal and Disciplinary Actions

The Directors and Nominees have no prior legal or disciplinary actions.

Information about the Corporations’ Registered Public Accounting Firm

Information about the Corporations’ Registered Public Accounting Firm is provided in Appendix A.

Required Vote

Each shareholder is entitled to vote the number of shares owned as of the record date multiplied by the number of Nominees to be elected. The failure by one Corporation to elect one or more Nominees will not affect the election by another Corporation. A shareholder may cast all such votes for a single Nominee or distribute them among two or more Nominees. This method of voting is commonly known as “cumulative voting.” A plurality of the combined votes cast at the Meeting by the shareholders of a Corporation is sufficient to approve the election of a Nominee for director.

BOARD RECOMMENDATION ON PROPOSAL 1

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT

SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE

ELECTION OF EACH NOMINEE

PROPOSAL 2—THE APPROVAL OF THE REORGANIZATIONS

Introduction

Proposal 2 relates to the Reorganizations of the Funds into Delaware Trusts in order to redomicile the Funds from Kansas corporations into Delaware statutory trusts. Each shareholder would receive corresponding shares of the series of the Delaware Trusts (the “Acquiring Funds”) in exchange for the shares of the Funds of the same value.

Since inception, the Funds have operated as series of Kansas corporations. In contrast, among registered investment companies, the Delaware statutory trust has become the widespread choice for organizational form due to a variety of benefits of this form. The Reorganizations are intended to take advantage of this form and benefit the Funds and their shareholders in several ways. For example, Delaware, unlike Kansas, offers a comprehensive body of law related to investment companies, which may reduce legal uncertainty and risk. Additionally, while the Delaware Statutory Trust Act, which governs the formation and operation of Delaware statutory trusts, provides many of the same statutory benefits given to investment companies formed as corporations under the various state laws, including those currently in force in Kansas, it is considered generally to be more flexible with respect to the operation and governance of investment companies. Furthermore, each of the Corporations was organized more than 35 years ago and, as a result, their governing instruments are outdated. The Reorganizations will have the effect of eliminating antiquated and obsolete provisions and requirements in the governing instruments.

To implement the Reorganizations, the Board approved an Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to each Fund substantially in the form attached to this Proxy Statement as Appendix B. The Board also determined that the Reorganization Agreement should be submitted to shareholders of each Fund. If shareholders approve this Proposal, the Directors and officers will implement the Reorganizations on behalf of the Corporations and the Funds.

Under the Reorganization Agreements, the Funds that are series of SBL Fund will be reorganized from SBL Fund into Guggenheim Variable Funds Trust, a newly established Delaware statutory trust. With respect to the Funds that are series of Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund, those Funds will be reorganized into Guggenheim Funds Trust, another newly established Delaware statutory trust. If approved, the Reorganizations for the Funds that are series of Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund are expected to take effect on or about January [28], 2014 and the Reorganizations of the Funds that are series of SBL Fund are expected to take effect on or about April [30], 2014 (each, an “Exchange Date”), although those dates may be adjusted in accordance with the terms of the Reorganization Agreements.

In approving the Reorganizations, you will be authorizing: (i) the transfer of all assets of each Fund to the corresponding Acquiring Fund in exchange for the shares of the corresponding Acquiring Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by the Acquiring Fund of all of the liabilities of the Fund; (ii) the distribution to each shareholder of each Fund of the same number of shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund; and (iii) subsequent liquidation of the Fund.

Prior to the Reorganizations, a sole initial shareholder of each Delaware Trust approved the following items with respect to each Delaware Trust:

•	Election of the Board of Trustees: the Board of the Delaware Trusts, which includes the members of the Board of the Corporations, including the Nominees, subject to the approval by shareholders under Proposal 1 of this Joint Proxy Statement;

•	Approval of operation as a “manager of managers” arrangement;

•	Approval of investment advisory agreements (and any applicable sub-advisory agreements), all of which will be identical to the agreements currently in place with respect to each of the Funds, except for the name of the Fund signatory and applicable state law;

•	Approval of the distribution agreements and distribution and service plans with respect to each applicable Acquiring Fund and its classes, all of which will be identical to the agreements and plans currently in place with respect to each of the Funds, except for the name of the Fund signatory and applicable state law; and

•	Approval of Ernst & Young LLP as the independent registered public accounting firm to the Delaware Trusts.

Shareholders of the Funds are not being asked to vote separately on these issues. However, implementation of these arrangements is contingent upon the approval of the applicable Reorganizations. Thus, shareholders of the Funds, in approving the proposed Reorganizations, will also in effect be approving all of the agreements and arrangements with regard to the Delaware Trusts and Acquiring Funds. The main operating agreements of the Delaware Trusts and Acquiring Funds would be identical to those of the corresponding Corporations and Funds, except for the name of the Fund signatory and applicable state law. Therefore, the Funds will continue to have the same investment manager (and sub-adviser, if applicable), and service providers as provided by the existing agreements. The fees and expenses of the Funds will also be the same.

Effects of the Reorganizations on Shareholders

Immediately after the Reorganizations, shareholders of each Fund will own shares of the corresponding class of the corresponding Acquiring Fund that are equal in number and in value to the shares of each Fund that were held by those shareholders immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, shareholders will become shareholders of the Acquiring Funds.

The Reorganizations themselves will not result in any change in the name, investment objective or principal investment strategies, investment manager (and sub-adviser, if applicable), portfolio managers or service providers of any of the Funds. Each Acquiring Fund will offer the same shareholder services as its corresponding Fund.

Please see Appendix C for a comparison between Kansas and Delaware law. Please see Appendix D for a comparison between certain provisions of the Corporations’ organizational documents and the organizational documents of the Delaware Trusts. Please note that the Appendices are only summaries of certain characteristics of the Delaware Trusts and the Corporations, their relevant corporate governance documents and relevant state law. Therefore, the Appendices are not a complete description of the documents and laws cited. Shareholders should refer to the provisions of such documents, each of which is available at no cost by upon request by contacting [    ], and state laws governing each Fund for a more thorough description.

Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganizations, legal counsel to the Funds will issue an opinion to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (“Tax Code”), current administrative rules and court decisions, (i) the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes; (ii) shareholders in the Funds will have the same aggregate tax basis in the shares of the Acquiring Funds that they receive in the Reorganizations as their aggregate tax basis in the shares of the Funds before the Reorganizations; (iii) shareholders in the Funds who hold their shares as capital assets will include their holding period in Fund shares in determining their holding period in Acquiring Fund shares.

Shareholders should consult their tax advisers regarding the effect of the Reorganizations in light of their individual circumstances. As the foregoing relates only to federal income tax consequences, shareholders should also consult their tax advisers as to the foreign, state, local and other tax consequences of the Reorganizations.

Summary of the Reorganizations

The Reorganization Agreement provides that each Acquiring Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Fund in exchange for shares of the Acquiring Fund having the same value. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the relevant Exchange Date, as that date may be adjusted from time to time.

As part of the closing of each Reorganization, each Fund will liquidate and distribute pro rata to its shareholders of record determined as of immediately after the close of business on the relevant Exchange Date. The liquidation and distribution with respect to each class of each Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Fund on the books of the corresponding Acquiring Fund to newly-opened accounts on the books of that Acquiring Fund in the names of the Fund shareholders. All issued and outstanding shares of the Fund will simultaneously be redeemed and canceled on the books of the Fund. The Acquiring Fund will not issue certificates representing the Acquiring Fund shares issued in connection with such exchange.

After such distribution, the Corporations will take all necessary steps under applicable state law, their governing instruments, and any other applicable law to effect a complete dissolution under state law. As the successors to the Corporations’ operations, Guggenheim Funds Trust and Guggenheim Variable Funds Trust will adopt and succeed to the registration statements of Security Equity Fund and SBL Fund, respectively, under the federal securities laws and amend the registration statements as necessary to reflect the Reorganizations.

The Reorganization Agreement must be approved by shareholders of each Fund, voting separately. In the event that shareholders of a particular Fund do not approve the Reorganization of that Fund with and into the corresponding Acquiring Fund, the Reorganization Agreement will continue to remain in full force and effect with respect to the Reorganizations of the other Funds and their corresponding Acquiring Funds for which such shareholder approval has been granted, although the exchange may be delayed and the Delaware Trusts may have to separately register as an investment company or take comparable measures. If a Reorganization is not completed for any reason with respect to a Fund, the Board will also consider various options for that Fund.

The Reorganization Agreements may be terminated and the Reorganizations abandoned by the Board, with respect to one or more Funds or with respect to all Funds, at any time prior to the consummation of the Reorganizations, before or after approval by the shareholders of the Funds, if, among other things: (i) there is a material breach by the other party of any representation, warranty or agreement contained in the Reorganization Agreement; (ii) it reasonably appears that a party cannot meet a condition of the Reorganization Agreement; or (iii) circumstances should develop that, in the Board’s opinion, make proceeding with the Reorganizations inadvisable with respect to such Fund(s). The Reorganization Agreement provides that a Delaware Trust or Corporation may waive compliance with any of the covenants or conditions made therein, or amend the Reorganization Agreement for the benefit of any Fund or Acquiring Fund, as applicable, provided that such waiver or amendment does not materially adversely affect the benefits intended upon the Reorganization Agreement and is consistent with the best interests of shareholders.

The foregoing discussion is qualified in its entirety by reference to the Reorganization Agreement, which is attached as Appendix B.

Board Considerations

At a recent meeting of the Board, the Directors approved the submission of the Reorganization Agreement to shareholders for their approval and recommended approval of the Reorganization Agreement and each corresponding Reorganization. The Board has determined, with respect to each Fund, that participation in the Reorganizations is in the best interests of each Fund and its shareholders, and the shareholders’ interests will not be diluted by the Reorganizations.

In determining whether it was appropriate to recommend approval by shareholders, the Board requested information that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information. The Directors recommended that shareholders approve the Reorganization Agreement on the basis of the following considerations, among others:

•	The interests of shareholders of the Funds will not be diluted as a result of the Reorganizations. Fund shares will be exchanged for an equivalent dollar and share amount of the corresponding Acquiring Fund. Account registration and account options will remain the same.

•	As Delaware statutory trusts, the Board would have substantially greater flexibility to reorganize and liquidate Funds without shareholder approval whenever permitted by the 1940 Act. The Board would also have the power to amend the governing instruments without shareholder approval, whether to effect name changes or to make other necessary changes. This flexibility will allow the Funds to avoid future costs associated with shareholder approval in such situations in a manner consistent with the 1940 Act.

•	Delaware has a well-established body of legal precedent that tends to reduce legal uncertainty on matters of mutual fund governance, which can have the effect of reducing litigation risk.

•	The investment objectives, policies and restrictions, as modified by Proposal 3 of this Joint Proxy Statement, of each Acquiring Fund will be identical to those of the corresponding Fund and the Acquiring Funds will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Fund immediately prior to the proposed Reorganizations.

•	Each Acquiring Fund will be subject to investment advisory fees, sales charges, and operating expenses that are expected to be identical to those of the corresponding Fund.

•	The Reorganizations will be effected on a tax-free basis for federal income tax purposes, so the Reorganizations will be tax-free to the shareholders of the Funds. Neither the Funds nor the Acquiring Funds are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

In reaching its decision to recommend approval of each Reorganization Agreement, the Board did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to recommend approval of the Reorganization Agreement by each Fund’s shareholders.

BOARD RECOMMENDATION ON PROPOSAL 2

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT

SHAREHOLDERS OF EACH FUND VOTE “FOR” PROPOSAL 2

PROPOSAL 3 – CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

Introduction

The 1940 Act requires all mutual funds, including the Funds, to adopt “fundamental” investment policies with respect to several specific types of activities, including a Fund’s ability to: (i) underwrite securities issued by other persons; (ii) concentrate its investments in any particular industry or group of industries; (iii) purchase or sell real estate; (iv) purchase or sell commodities; (v) make loans to other persons; (vi) borrow money; and (vii) issue senior securities. The 1940 Act also requires each Fund to state whether it is a “diversified company” or “non-diversified company”, as those terms are defined in the 1940 Act. In addition, the 1940 Act permits each Fund to designate any of its other policies as fundamental investment policies, as the Fund deems necessary or desirable. Fundamental investment policies are those that may be modified or eliminated only with the approval of a majority of a Fund’s outstanding voting securities, as defined in the 1940 Act. In contrast, investment policies that are non-fundamental may be modified or eliminated by action of the Fund’s Board, without separate shareholder action.

The Board has reviewed the Funds’ current fundamental investment policies and has unanimously recommended that certain fundamental investment policies, which are provided in Appendix E, be amended in order to create a uniform set of fundamental investment policies across all Funds included in this proxy statement, simplify and modernize the fundamental investment policies to reflect current law and increase the investment flexibility of the Funds, as described more fully in Proposals 3.A through 3.H below.

While Proposals 3.A through 3.H are intended to, among other things, provide the Funds’ advisers with greater flexibility in managing each Fund’s portfolio, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment strategies, objectives and policies stated in each Fund’s prospectus and Statement of Additional Information (“SAI”). With the exception of the changes relating to Guggenheim Macro Opportunities Fund and Series M (Macro Opportunities Series) under Proposal 3.A, no material change would be made to the manner in which a Fund invests or operates without prior Board approval and an appropriate amendment to the Fund’s prospectus and/or SAI, if necessary.

Shareholders of each Fund will vote on Proposals 3.A through 3.H separately. It is expected that, if a Proposal is approved by a Fund’s shareholders, the Proposal will take effect on the effective date of the annual update of the Fund’s prospectus and SAI. Should a Fund’s shareholders not approve a specific Proposal to amend a particular fundamental investment policy, the Fund’s current fundamental investment policy would continue to apply unchanged. If Proposal 2 is approved for a Fund, the Fund will reorganize into an Acquiring Fund with the fundamental policies as adopted (or not) under this Proposal 3.

Appendix E sets forth all of the Funds’ current fundamental investment policies for comparative purposes with the proposals below.

PROPOSAL 3.A – DIVERSIFICATION

Proposed Fundamental Investment Policies

Each Fund other than Guggenheim Large Cap Value Fund, Guggenheim Macro Opportunities Fund, Series B, Series M and Series Y shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is a “diversified company” or “non-diversified company,” as those terms are defined in the 1940 Act. As the term “diversified company” is used in the 1940 Act, and as reflected in each Fund’s current fundamental investment policies, a diversified fund may not, with respect to 75% of its total assets, (i) invest more than 5% of its total assets in the securities of one issuer, or (ii) hold more than 10% of the outstanding securities of such issuer (“75% test”). Each Fund, except Guggenheim Large Cap Value Fund, Series B and Series Y, is currently a diversified fund, and no change is being proposed to any Fund’s designation as a diversified fund. Instead, it is proposed that each Fund’s fundamental investment policies regarding the Fund’s sub-classification under the 1940 Act be modified to rely on the definition of the term “diversified company” in the 1940 Act rather than stating percentage limitations expressed under current law (or even more restrictive percentage limitations). Thus, this fundamental investment policy will apply the requirements of the 1940 Act, as they may be interpreted, modified or applied from time to time, to provide greater flexibility of investment to each Fund without the Board or shareholders taking further action. Moreover, the proposed changes are intended to create a uniform diversification fundamental investment policy across all diversified Funds included in this proxy statement.

With respect to Guggenheim Enhanced World Equity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim Municipal Income Fund, Guggenheim Total Return Bond Fund, Series F and Series N, the proposed fundamental investment policy is substantially the same as the current fundamental investment policy of each other diversified Fund, although the wording varies slightly.

Guggenheim Large Cap Value Fund, Series B and Series Y are non-diversified. Under the 1940 Act, a “non-diversified company” is any fund that is not considered diversified and is not, therefore, constrained by the 75% test described above.

With respect to Guggenheim Macro Opportunities Fund and Series M, those Funds are currently classified as diversified. Under this proposal, if approved, Guggenheim Macro Opportunities Fund and Series M would become non-diversified. The Board has recommended a change to Guggenheim Macro Opportunities Fund’s and Series M’s diversification classification in connection with the establishment of wholly-owned investment subsidiaries of the Funds (each, a “Subsidiary”), which could invest in commodity and certain other investments. Currently, these Funds, as part of their investment strategies, already seek exposure to commodities and derivatives relating to commodities. However, those investments create certain tax considerations and risks, which would be addressed if the investments were made through corporate subsidiaries instead of directly. In order for each of these Funds to continue to gain exposure to the commodities market and better address those tax considerations, the Board approved the establishment of the Subsidiaries and a change to the Funds’ diversification classification. If approved, these Funds could arguably no longer be considered diversified and would not, therefore, be constrained by the 75% test described above. Therefore, if the proposal is approved, these Funds may invest a large portion of their assets in a small number of issuers, including the Subsidiaries, which may make the Funds more susceptible to risks associated with those issuers than a more diversified portfolio, and the performance of the Funds may be more volatile.

In summary, with the exception of Guggenheim Macro Opportunities Fund and Series M, no change is being proposed to any Fund’s designation as a diversified (or non-diversified) fund. However, the proposed changes are intended to create a uniform diversification fundamental investment policy across all diversified Funds included in this proxy statement.

PROPOSAL 3.B – UNDERWRITING

Proposed Fundamental Investment Policy

Each Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

Discussion of Proposed Modification

Under the federal securities laws, a person or company generally is considered an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of reselling such securities to the public. However, a fund may purchase securities in a private transaction for investment purposes and later sell such securities to institutional investors. In this circumstance, the fund could technically be considered an underwriter notwithstanding the fact that the fund does not hold itself out as being engaged in the business of underwriting. The current fundamental investment policy of each Fund permits the Fund to resell restricted securities even if the Fund could be considered an underwriter, and the proposed fundamental investment policy would not change this. The current fundamental investment policy does not explicitly permit purchases of restricted securities. Accordingly, the proposed fundamental investment policy clarifies that purchases and sales of restricted securities will be permitted even if a Fund could be deemed an underwriter due to a purchase or sale.

PROPOSAL 3.C – INDUSTRY CONCENTRATION

Proposed Fundamental Investment Policy

Each Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

Each Fund currently has, and will continue to have, a fundamental investment policy that specifies whether the Fund may concentrate its investments in any one industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) normally constitutes concentration. Each Fund’s current fundamental investment policy is consistent with this interpretation. However, the proposed fundamental investment policy would allow each Fund the flexibility to take advantage of future changes in the legal definition of “concentration” under the 1940 Act and the rules and interpretive guidance issued thereunder without the Board or shareholders taking further action. Additionally, the proposed fundamental investment policy would also be interpreted to permit investment without limit in the following: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies. Accordingly, issuers of the foregoing securities would not be considered to be members of any industry. Moreover, the proposed changes are intended to create a uniform industry concentration fundamental investment policy across all Funds included in this proxy statement. The Funds do intend to change the way they define what constitutes an “industry.”

PROPOSAL 3.D – REAL ESTATE

Proposed Fundamental Investment Policy

Each Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

The proposed fundamental investment policy would provide the Funds with greater flexibility with respect to investments in real estate. For example, the proposed fundamental investment policy would permit a Fund to acquire real estate limited partnerships. However, approval of this proposal is not expected to change the way a Fund is currently managed. The proposed fundamental investment policy would also enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder without the Board or shareholders taking further action.

PROPOSAL 3.E – COMMODITIES

Proposed Fundamental Investment Policy

Each Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

With respect to each Fund other than Guggenheim Macro Opportunities Fund and Series M, the current fundamental investment policy regarding commodities prohibits a Fund from investing in commodities, but excepts futures contracts, options and other instruments thereon, which under some interpretations may be deemed commodities. The proposed fundamental investment policy would permit each of these Fund to purchase or sell commodities and contracts, instruments and interests related to commodities to the fullest extent permitted by the 1940 Act and related rules and interpretations without the Board or shareholders taking further action. However, approval of this proposal is not expected to change the way any of these Funds is currently managed. Moreover, the proposed changes are intended to create a uniform commodities fundamental investment policy across all Funds included in this proxy statement.

With respect to Guggenheim Macro Opportunities Fund and Series M, the proposed fundamental investment policy is substantially the same as the current fundamental investment policy of those Funds, although the wording varies.

Accordingly, the proposed changes are intended to create a uniform commodities fundamental investment policy across all Funds included in this proxy statement.

PROPOSAL 3.F – LOANS

Proposed Fundamental Investment Policy

Each Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

Current SEC guidance limits loans of a fund’s securities to 33 1/3% of the fund’s total assets, except through the purchase of debt obligations or the use of repurchase agreements. The current fundamental investment policy of each Fund is consistent with this limitation. However, the proposed fundamental investment policy would enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder without the Board or shareholders taking further action. The proposed fundamental investment policy would also permit each Fund to engage in all forms of lending, including securities lending, to the extent permitted by the 1940 Act and by applicable regulatory guidance. Even if permitted by law, lending would only occur if consistent with a Fund’s then-current disclosure in its prospectus and SAI. Additionally, approval of this proposal is not expected to change the way a Fund is currently managed and its lending practices.

PROPOSAL 3.G – BORROWING

Proposed Fundamental investment policy

Each Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. Currently the 1940 Act permits a fund to borrow from banks in an amount up to 33 1/3% of the fund’s assets, including the amount borrowed. A fund is also permitted by the 1940 Act to issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund’s total assets. The proposed fundamental investment policy would permit a Fund to borrow to the full extent permitted by the 1940 Act although, even if permitted by law, borrowing would only occur if consistent with disclosure in the Fund’s prospectus and SAI. Accordingly, no further Board or shareholder action would be needed to conform the borrowing policy to future changes in the 1940 Act, and interpretations, modifications or applications thereof, that govern borrowing by mutual funds. However, approval of this proposal is not expected to change the way a Fund is currently managed. Moreover, the proposed changes are intended to create a uniform borrowing fundamental investment policy across all Funds included in this proxy statement.

With respect to Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus – Large Core Fund, Guggenheim StylePlus – Mid Growth Fund, and Guggenheim World Equity Income Fund, the proposed fundamental investment policy is substantially the same as the current fundamental investment policy of each of those Funds, although the wording varies. Accordingly, the proposed changes for those Funds are intended to create a uniform borrowing fundamental investment policy across all Funds included in this proxy statement.

PROPOSAL 3.H – SENIOR SECURITIES

Proposed Fundamental Investment Policy

Each Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Discussion of Proposed Modification

The proposed fundamental investment policy is not materially different from the current fundamental investment policy of each Fund. Since the Funds are asking shareholders to approve changes to other fundamental investment policies, the opportunity is being used to update the wording of this fundamental investment policy to be consistent with the wording of certain other proposed fundamental investment policies of the Funds and have uniform wording.

BOARD RECOMMENDATION ON PROPOSALS 3.A – 3.H

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT

SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH OF PROPOSALS 3.A – 3.H

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Investment Manager and Sub-Adviser

Security Investors, LLC, also known as Guggenheim Investments (referred to herein as “Security Investors”), 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, is the investment manager for each Fund other than the Guggenheim Floating Rate Strategies Fund, Guggenheim Macro Opportunities Fund, Guggenheim Total Return Bond Fund, Guggenheim Enhanced World Equity Fund, Series F and Series M. Guggenheim Partners Investment Management, LLC (referred to herein as “GPIM”), 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Guggenheim Floating Rate Strategies Fund, Guggenheim Macro Opportunities Fund, Guggenheim Total Return Bond Fund, Guggenheim Enhanced World Equity Fund, Series F and Series M. GPIM also serves as investment sub-adviser (the “Sub-Adviser”) to the Guggenheim Municipal Income Fund.

On [            ], 2013, the aggregate assets under the investment management of Security Investors were approximately $[    ]. On [    ], 2013, the aggregate assets under the investment management of GPIM were approximately $[    ].

The relevant investment manager (or in the case of Guggenheim Municipal Income Fund, the sub-adviser) makes investment decisions for the assets of the Funds and the investment manager continuously reviews, supervises and administers each Fund’s investment program.

Administrator, Principal Underwriters and Transfer Agent

Security Investors also acts as the Funds’ administrator. Rydex Fund Services, LLC (“RFS”), an affiliate of Security Investors, serves as the transfer and dividend-paying agent for the Funds. The principal underwriter/distributor of the Funds is Guggenheim Distributors, LLC (“Guggenheim Distributors”) (formerly known as Rydex Distributors, LLC), located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Each of Security Investors, RFS and Guggenheim Distributors is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), a diversified financial services firm.

Affiliations and Affiliated Brokerage

During the Funds’ most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Manager or affiliated persons of such persons (“Affiliated Brokers”).

Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Funds.

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about December 2, 2013, but proxies may also be solicited by telephone and/or in person by representatives of the Corporations, regular employees of Guggenheim Investments or its affiliate(s), or [AST Fund Solutions, LLC], a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The Funds will bear most of the costs of the proposals discussed in this Joint Proxy Statement. The cost of the Meeting, including the costs of retaining [    ], preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne mostly by the Funds. The estimated cost of retaining [    ] is approximately $[    ]. [Each Fund will bear an allocated portion of the common costs based on their asset levels and amounts attributable to a specific Fund (e.g., mailing and printing costs for a specific Fund would be borne by that Fund).]

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on November 25, 2013 will be entitled to notice of, and to vote at, the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. With respect to SBL Fund, the number of shares of each Fund as to which voting instructions may be given to the Corporation is determined by dividing the amount of the shareholder’s insurance product account value attributable to a Fund on the Record Date by the net asset value per share of the Fund as of the same date. Fractional votes will be counted.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix F, representing the same number of votes for each of such Funds. The persons (or, with respect to SBL Fund, the Insurance Companies) who are known to have owned beneficially 5% or more of each Fund’s outstanding shares as of the Record Date are listed in Appendix G.

With respect to SBL Fund, Insurance Companies that use shares of a Fund as funding media for their insurance products will vote shares of the Fund held by their separate accounts in accordance with the instructions received from owners of the insurance products. An Insurance Company also will vote shares of a Fund held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An Insurance Company whose separate account invests in a Fund will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of insurance product owners could determine the outcome of the vote if other owners fail to vote.

More than 50% of a Fund’s shares, represented in person or by proxy, will constitute a quorum for the Meeting and must be present for the transaction of business at the Meeting with respect to the Fund. Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund’s shares represented at the Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote “FOR” Proposals 1, 2 and 3 in favor of an adjournment of the Meeting, and will vote those proxies required to be voted “AGAINST” Proposals 1, 2 and 3 against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted “FOR” Proposals 1, 2 and 3. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of a Corporation prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. With respect to Proposal 1, each shareholder is entitled to vote that number of shares owned as of the record date multiplied by the number of Nominees to be elected. A shareholder may cast all such votes for a single Nominee or distribute them among two or more Nominees. This method of voting for the election of directors is commonly known as “cumulative voting.” A plurality of the combined votes cast at the Meeting by the shareholders of a Corporation is sufficient to approve the election of a Nominee. Abstentions and broker non-votes will have no effect on Proposal 1.

Proposal 2 requires the affirmative vote of a majority of the outstanding shares of each Fund. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 2.

Approval of Proposal 3 requires the vote of a “majority of the outstanding voting securities” of a Fund, as that term is defined under the 1940 Act, which means the vote of 67% or more of the shares that are present at the Meeting, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund’s outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposal 3.

If the Nominees are not elected, the current Directors will continue their current terms. New directors could be appointed in compliance with applicable law. In the event that the shareholders of a Fund do not approve the Reorganization, the Fund will continue to operate as a separate entity, and the Board will determine what further action, if any, to take. With respect to Proposal 3, should the shareholders not approve a particular proposed fundamental investment policy, a Fund’s current fundamental investment policy would continue to apply unchanged.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Corporations of their desire to receive multiple copies of the shareholder reports and proxy statements that the Corporation send. If you would like to receive an additional copy, please contact the Corporations by writing to the Corporations’ address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. A Corporation will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Corporation’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, each Corporation does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of a Corporation,

Proposals must be received a reasonable time before the Corporations begin to print and set the proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Boards of Directors,
Donald C. Cacciapaglia President

APPENDIX A

Independent Auditors and Related Fees

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP (“Ernst & Young”) has been selected as independent auditor of the Corporations for each Corporation’s current fiscal year. Ernst & Young has confirmed to the Audit Committee that they are independent auditors with respect to the Corporations. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Certain information concerning the fees and services provided by Ernst & Young to the Corporations and to the Investment Manager and its affiliates for the two most recently completed fiscal years of the Corporations is provided below. The Audit Committee is responsible for the engagement, compensation, and oversight of Ernst & Young. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by Ernst & Young for the Funds in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to Ernst & Young’s independence each year. [For the two most recent fiscal years for each if the Funds, none of the services provided to the Corporations or described under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

The following table sets forth the aggregate fees billed by Ernst & Young for professional services rendered to the Corporations during the two most recent fiscal years.

	SECURITY EQUITY FUND		SECURITY LARGE CAP VALUE FUND		SECURITY MID CAP GROWTH FUND		SECURITY INCOME FUND		SBL FUND
Audit Fees	09/30/13: $ 09/30/12: $	124,612 129,060	09/30/13: $ 09/30/12: $	11,793 11,180	09/30/13: $ 09/30/12: $	15,171 11,180	09/30/13: $ 09/30/12: $	159,366 104,060	12/31/12: $ 12/31/11: $	242,520 287,600
Audit-Related Fees	09/30/13: $ 09/30/12: $	4,608 6,971	09/30/13: $ 09/30/12: $	9,033 3,538	09/30/13: $ 09/30/12: $	7,188 3,119	09/30/13: $ 09/30/12: $	12,486 7,450	12/31/12: $ 12/31/11: $	10, 297 5,420
Tax Fees	09/30/13: $ 09/30/12: $	48,450 41,230	09/30/13: $ 09/30/12: $	5,550 5,243	09/30/13: $ 09/30/12: $	7,950 2,676	09/30/13: $ 09/30/12: $	44,600 12,746	12/31/12: $ 12/31/11: $	35,689 68,060
All Other Fees	09/30/13: $ 09/30/12: $	0 0	09/30/13: $ 09/30/12: $	0 0	09/30/13: $ 09/30/12: $	0 0	09/30/13: $ 09/30/12: $	0 0	12/31/12: $ 12/31/11: $	0 0
Aggregate Non-Audit Fees	09/30/13: $ 09/30/12: $	48,450 41,230	09/30/13: $ 09/30/12: $	5,550 5,243	09/30/13: $ 09/30/12: $	7,950 2,676	09/30/13: $ 09/30/12: $	44,600 12,746	12/31/12: $ 12/31/11: $	35,689 68,060

Audit Fees. The aggregate fees billed by Ernst & Young for the audit of the annual financial statements in connection with statutory and regulatory filings.

Audit-Related Fees. The aggregate fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the annual audit or review of a Corporation’s financial statements (and not reported above).

Tax Fees. The aggregate tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance.

All Other Fees. The aggregate fees billed by Ernst & Young for products and services provided by Ernst & Young to the Funds, other than the services reported above.

Aggregate Non-Audit Fees. The aggregate non-audit fees were for tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance. All non-audit services rendered were pre-approved by the Audit Committee. As such, the Audit Committee has considered these services in maintaining Ernst & Young’s independence.

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[SECURITY [    ] FUND / SBL FUND]

GUGGENHEIM FUNDS TRUST / GUGGENHEIM VARIABLE FUNDS TRUST

The Board of Trustees of Guggenheim Funds Trust/ Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, and the Board of Directors of [Security [    ] Fund / SBL Fund] (the “Corporation”), a Kansas corporation (collectively, the “Boards”), deem it advisable that each series of the Trust listed on Schedule A (each, an “Acquiring Fund”), and each corresponding series of the Corporation listed on Schedule A (each, an “Acquired Fund”), engage in the reorganizations described below.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of each Acquired Fund to the corresponding Acquiring Fund in exchange solely for (as applicable) Class A, Class B, Class C, Institutional and other existing Class’ shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, each Acquired Fund and Acquiring Fund is a series of an open-end, registered investment management company and each Acquired Fund owns securities that are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of the Trust has determined, with respect to each Acquiring Fund, that the exchange of all of the assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of such Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Corporation has determined, with respect to each Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of each Acquired Fund to the corresponding Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1 Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares (as applicable), determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraphs 2.1 and 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3 Each Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). 1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, each Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Funds pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Funds’ shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Funds on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Funds in the names of the Acquired Funds’ Shareholders. The aggregate net asset value of Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares (as applicable) to be so credited to Class A, Class B, Class C, Institutional or other Class Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Funds (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although interests in Class A, Class B, Class C, Institutional or other Class shares of the Acquired Funds will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ Transfer Agent, as defined in paragraph 3.3. Shares of each Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6 Any reporting responsibility of the Acquired Funds, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), the U.S. Commodity Futures Trading Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Funds up to and including the Closing Date.

2.	Valuation

2.1 The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectuses and statement of additional information with respect to the Acquired Funds, and valuation procedures established by the Acquired Funds’ Board of Directors.

2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Funds’ then-current prospectuses and statement of additional information, each as may be supplemented, and valuation procedures established by the Acquiring Funds’ Board of Trustees.

2.3 The number of the Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares (as applicable) to be issued (including fractional shares, if any) in exchange for each Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Institutional or other Class Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made by the administrator for the Acquired Funds and the Acquiring Funds, and shall be subject to confirmation by each Fund’s record keeping agent and by each Fund’s independent accountants.

3.	Closing and Closing Date

3.1 The Closing Date shall be on or about [    ], 2014 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of the [Guggenheim Investments] or at such other time and/or place as the parties may agree.

3.2 The Corporation shall direct the applicable custodian for the Acquired Funds (“Custodian”), to deliver at the Closing a certificate of an authorized officer stating that the Assets of each Acquired Fund shall have been delivered in proper form or equivalent information to the corresponding Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Funds’ portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Funds, which Custodian also serves as the custodian for the Acquiring Funds. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Funds as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, or other custodian as authorized under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Funds’ Assets are deposited, the Acquired Funds’ Assets deposited with such depositories or other custodian. The cash to be transferred by the Acquired Funds shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Corporation shall direct Rydex Fund Services, LLC, in its capacity as transfer agent for the Acquired Funds (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Institutional or other Class shares (as applicable) owned by each such shareholder immediately prior to the Closing. The Acquiring Funds shall issue and deliver to the Secretary of the Acquired Funds prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the respective Acquired Funds on the Closing Date, or provide other evidence satisfactory to the Acquired Funds as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Funds’ accounts on the books of the Acquiring Funds. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Funds or the Acquired Funds (each, an “Exchange”) shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Boards, accurate appraisal of the value of the net assets of the Acquired Funds or the Acquiring Funds is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5 Prior to the Closing, with respect to each Acquiring Fund, the Trust shall have authorized the issuance of and shall have issued an Acquiring Fund Share to [Guggenheim Investments or its affiliate] in consideration of the payment of the offering price of such Acquiring Fund Share, as determined by the applicable Acquiring Fund, for the purpose of enabling [Guggenheim Investments or its affiliate] (a) to vote to approve (i) the investment management agreement and any investment subadvisory agreement applicable to such Acquiring Fund, (ii) approve any plan adopted by an Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act, and (iii) to the extent that an Acquired Fund’s Shareholders have previously authorized such Acquired Fund to operate in accordance with the terms and conditions of the “manager of managers” exemptive order received from the SEC, approve the operations of the corresponding Acquiring Fund in accordance with the terms and conditions of the “manager of managers” exemptive order received from the SEC; and (b) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Board of the Trust. At the effective time of the Closing, each Acquiring Fund Share issued pursuant to this paragraph 3.5 shall be redeemed by the Acquiring Fund at the offering price of an Acquiring Fund Share.

4.	Representations and Warranties

4.1 Except as has been fully disclosed to the Acquiring Funds in a written instrument executed by an officer of the Corporation, the Corporation on behalf of the Acquired Funds, represents and warrants to the Acquiring Funds, as follows:

(a) The Acquired Funds are each duly organized as a series of the Corporation, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas, with power under the Corporation’s Articles of Incorporation and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

(b) The Corporation is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Class A, Class B, Class C, Institutional or other Class Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectuses and statement of additional information of the Acquired Funds and each prospectus and statement of additional information of the Acquired Funds used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Corporation, on behalf of the Acquired Funds, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Funds, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Funds;

(f) The Corporation is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Articles of Incorporation or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which it, on behalf of the Acquired Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which it, on behalf of the Acquired Funds, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Funds (other than this Plan and certain investment contracts, including options, futures, swaps and forward contracts) will terminate without liability to the Acquired Funds on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against any Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Corporation, on behalf of the Acquired Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The most recent annual Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Funds have been audited by Ernst and Young LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of the Acquired Funds as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since that date, there has not been any known material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Funds. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by an Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of an Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Funds’ knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation, each Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code;

(m) All issued and outstanding shares of the Acquired Funds are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Funds will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Funds, as provided in paragraph 3.3. The Acquired Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Funds, nor is there outstanding any security convertible into any of the Acquired Funds’ shares;

(n) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of the Corporation, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Funds, and, this Plan will constitute a valid and binding obligation of the Corporation, on behalf of the Acquired Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Funds for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Funds in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Funds, represents and warrants to the Acquired Fund, as follows:

(a) The Acquiring Funds are each duly organized as series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act and the registration of the Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectuses and statement of additional information of the Acquiring Funds and each prospectus and statement of additional information of the Acquiring Funds used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Trust, on behalf of the Acquiring Funds, will have good and marketable title to the Acquiring Funds’ assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Funds have received notice and necessary documentation at or prior to the Closing;

(f) The Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which it, on behalf of the Acquiring Funds, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which it, on behalf of the Acquiring Funds, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Corporation, on behalf of the Acquired Funds, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Funds’ knowledge, threatened against the Trust, on behalf of any Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquiring

Fund’s financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Funds’ business or its ability to consummate the transactions herein contemplated and redeemed prior to the Closing;

(h) Prior to the Closing Date, the Acquiring Funds will have carried on no business activity and will have had no assets or liabilities other than the payment received from [Guggenheim Investments] with respect to the initial Acquiring Fund Shares issued to [Guggenheim Investments] pursuant to paragraph 3.5 above.

(i) The Acquiring Funds intend to meet the requirements of Subchapter M of the Code for qualification and treatment of each of the Acquiring Funds as a regulated investment company and shall not take any actions inconsistent with so qualifying as regulated investment companies under the Code in the future;

(j) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring Funds, and this Plan will constitute a valid and binding obligation of the Acquiring Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) The Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(m) The information to be furnished by the Acquiring Funds for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

5.	Covenants of the Acquiring Funds and the Acquired Funds

5.1 The Acquiring Funds and the Acquired Funds each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The Corporation has called a Special Meeting of the Shareholders of the Acquired Funds to consider and act upon this Plan and has taken all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Funds’ covenants that the Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4 The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Funds’ shares.

5.5 Subject to the provisions of this Plan, the Acquiring Funds and the Acquired Funds will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6 As soon as is reasonably practicable after the Closing, each Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares (as applicable) received at the Closing.

5.7 The Acquiring Funds and the Acquired Funds shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.8 The Corporation, on behalf of the Acquired Funds, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Funds, may reasonably deem necessary or desirable in order to vest in and confirm (a) each Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) each Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.9 The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky, tax or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Funds

The obligations of the Corporation, on behalf of the Acquired Funds, to consummate the transactions provided for herein shall be subject, at the Corporation’s election, to the performance by the Trust, on behalf of the Acquiring Funds, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust, on behalf of the Acquiring Funds, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2 The Trust, on behalf of the Acquiring Funds, shall have delivered to the Acquired Funds a certificate executed in the name of the Acquiring Funds by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Corporation, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Funds, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Corporation shall reasonably request;

6.3 the Trust, on behalf of the Acquiring Funds, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Trust, on behalf of the Acquiring Funds, on or before the Closing Date; and

6.4 The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares (as applicable) to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	Conditions Precedent to Obligations of the Acquiring Funds

The obligations of the Trust, on behalf of the Acquiring Funds, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Corporation, on behalf of the Acquired Funds, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Corporation, on behalf of the Acquired Funds, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Corporation shall have delivered to the Acquiring Funds a statement of each Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Corporation;

7.3 The Corporation, on behalf of the Acquired Funds, shall have delivered to the Acquiring Funds a certificate executed in the names of the Acquired Funds by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Funds and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Acquired Funds, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Trust shall reasonably request;

7.4 The Corporation, on behalf of the Acquired Funds, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by it, on behalf of the Acquired Funds, on or before the Closing Date;

7.5 The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares (as applicable) to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

8.	Further Conditions Precedent to Obligations of the Acquiring Funds and the Acquired Funds

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Corporation, on behalf of the Acquired Funds, or the Trust, on behalf of the Acquiring Funds, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Funds in accordance with the provisions of the Corporation’s Articles of Incorporation and By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Funds. Notwithstanding anything herein to the contrary, the Corporation and the Trust, on behalf of either the Acquired Funds or the Acquiring Funds, respectively, may not waive the conditions set forth in this paragraph 8.1;

8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the Trust’s or the Corporation’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust and the Corporation to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions;

8.4 The Registration Statement of the Corporation with respect to each Acquired Fund shall have become effective under the 1933 Act and shall have been amended to reflect the Reorganization and any additional information necessary to comply with Rule 414 under the 1933 Act, if applicable, and the Trust shall have expressly adopted such amended Registration Statement with respect to each Acquiring Fund for purposes of the 1933 Act and the 1940 Act. In addition, the 1940 Act notification of registration of the Corporation shall have been amended to reflect the Reorganization, and the Trust shall have expressly adopted such amended notification for purposes of the 1940 Act, as applicable. No stop order suspending the effectiveness of thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received the opinion of counsel to the Corporation, on behalf of the Acquired Funds, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Corporation of representations it shall request of the Corporation. Notwithstanding anything herein to the contrary, the Corporation and the Trust, on behalf of either the Acquired Funds or the Acquiring Funds, respectively, may not waive the condition set forth in this paragraph 8.5.

9.	Indemnification

9.1 The Trust, out of an Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the corresponding Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2 The Corporation, out of an Acquired Fund’s assets and property, agrees to indemnify and hold harmless the corresponding Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.	Brokerage Fees and Expenses

10.1 The Acquiring Funds and the Acquired Funds represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2 The expenses relating to the proposed Reorganization will be borne by the Acquired Funds and/or the Acquiring Funds as mutually agreed upon. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Entire Agreement; Survival of Warranties

11.1 The parties agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Funds or the Acquired Funds, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Funds and Acquiring Funds in Sections 9.1 and 9.2 shall survive the Closing.

12.	Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Boards of the Trust and the Corporation, on behalf of any Acquiring Fund or Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Boards, make proceeding with the Plan with respect to such Acquiring Fund or Acquired Fund inadvisable.

13.	Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust and the Corporation, on behalf of either the Acquiring Funds or the Acquired Funds, respectively; provided, however, that following the Special Meeting of the Shareholders of the Acquired Funds called by the Corporation, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Class A, Class B, Class C, Institutional or other Class Acquiring Fund Shares to be issued to the Class A, Class B, Class C, Institutional or other Class Acquired Fund Shareholders, respectively, under this Plan to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to [Amy J. Lee at Guggenheim Investments], [805 King Farm Boulevard, Suite 600, Rockville, Maryland].

15.	Headings; Governing Law; Assignment; Limitation of Liability

15.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2 This Plan shall be governed by and construed in accordance with the laws of the State of [Delaware] without regard to its principles of conflicts of laws.

15.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the             day of             , 2014.

[GUGGENHEIM SECURITY FUNDS TRUST / GUGGENHEIM SBL FUNDS TRUST]	[SECURITY [ ] FUND / SBL FUND]
On behalf of the Acquiring Funds listed on Schedule A	On behalf of the Acquired Funds listed on Schedule A

By: Name: [Donald C. Cacciapaglia] Title: President	By: Name: [Donald C. Cacciapaglia] Title: President

SCHEDULE A

Acquired Funds, each a series of [Security [ ] Fund / SBL Fund]	Acquiring Funds, each a series of Guggenheim Funds Trust/ Guggenheim Variable Funds Trust

APPENDIX C

COMPARISON OF KANSAS AND DELAWARE LAW

	Delaware Statutory Trust	Kansas Corporation
Creation of Trust/Corporation	Created by a governing instrument (Declaration of Trust) and filing a Certificate of Trust with Delaware Secretary of State. DEL. CODE ANN. Tit. 12, § 3801(a), § 3810.	Created by a governing instrument (Articles of Incorporation), which must be filed with the Kansas Secretary of State. KAN. STAT. ANN. § 17-6001

Statutory Recognition	Yes	Yes

Beneficial Owners Liability	Beneficial owners are personally liable only to the same extent as Delaware corporate shareholders. § 3803(a)	Beneficial owners are not personally liable for the debts of the Corporation, unless the governing instrument so provides. § 17-6002

Trustee/Director Liability and Indemnification

Trustees are personally liable only to the Trust or beneficial owners for acts, omissions or obligations of the Trust or Trustees. § 3803(b)

The governing instrument may expand, restrict or eliminate Trustee duties and liabilities, but may not eliminate the implied contractual covenant of good faith and fair dealing. § 3806(c)

Trustees acting in good faith reliance on the governing instrument are not liable to the Trust or a beneficial owner. § 3806(d)

Subject to any restrictions/standards in its governing instrument, the Trust has the power to indemnify a Trustee against or from any action. § 3817

The corporation may indemnify a director in an action if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. § 17-6305

	Delaware Statutory Trust	Kansas Corporation
Trustee/Director Standard of Care	To the extent that a Trustee or beneficial owner or other person has duties (including fiduciary duties) to the Trust, to another Trustee or beneficial owner or to another person that is a party to or is otherwise bound by a governing instrument, the Trustee’s or beneficial owner’s or other person’s duties may be expanded or restricted or eliminated by provisions in the governing instrument; provided, that the governing instrument may not eliminate the implied contractual covenant of good faith and fair dealing. § 3806(c).	The governing instrument may limit or eliminate the personal liability of a Director for breach of fiduciary duty, provided that such provision shall not eliminate or limit the liability of a Director for (i) breach of the duty of loyalty to the Corporation or its stockholders, policyholders or members, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of a dividend, stock repurchase or redemption (pursuant to § 17-6424), or (iv) any transaction from which the Director derived an improper personal benefit. § 17-6002

Multiple Class/Series

Statute provides for creation of multiple class/series and separate rights by class/series. §§ 3806(b)(1), 3806 (b)(2)

Changes do not require a state filing, but must be made pursuant to provisions established in the instrument that provide for the creation and changing of classes/series. §§ 3806(b)(1), 3806 (b)(2)

Statute provides for creation of multiple class/series and separate rights by class/series. § 17-6407 Changes require a filing be made with the Secretary of State. § 17-6401

Number of Authorized Shares/Units	Unlimited.	Directors may authorize issuance of an indefinite number of shares, unless prohibited by the governing documents. § 17-6602

Annual Shareholders’ Meeting	May be established by governing instrument, but no statutory requirement. § 3806(b)(5)	The governing instrument may provide for no annual meeting unless otherwise required by the 1940 Act. § 17-6501

Shareholder Vote Required to Merge or Consolidate with Other Entities	No statutory requirement; only if required by governing instrument. §§ 3806, 3815	Shareholder vote required. §§ 17-78-203, 17-6701, 17-6702

	Delaware Statutory Trust	Kansas Corporation
Shareholder Vote Required to Amend Charter	No statutory requirement; only if required by governing instrument. § 3806	Shareholder vote required. § 17-6602

Shareholder Vote Required for Dissolution	No statutory requirement; only if required by governing instrument. § 3806	Shareholder vote required. § 17-6804

Shareholder Calling Meetings	Determined by governing instrument. § 3806(b)(5)	Determined by governing instrument. § 17-6501

Shareholders’ Vote on Issues	The governing instrument may authorize Trustee-only votes concerning amendments to the governing instrument regarding management of the Trust, rights and obligations of Trustees and shareholders and authorization of a merger, dissolution, etc. without vote of shareholders. § 3806. Absent provisions in the governing instrument, shareholders must approve mergers, dissolutions, etc. §3808, 3815.	Required for mergers and consolidation (§§17-78-203, 17-6701, 17-6702), amendments to the charter (§ 17-6602) and dissolution (§ 17-6804).

APPENDIX D

COMPARISON OF PROVISIONS

Organizational Document Provisions

The chart below compares certain provisions of the Articles of Incorporation of the Corporations with the provisions of the Declaration of Trust that would govern the operation of the Delaware Trusts, although this is not a complete list. The following is qualified in its entirety by reference to the documents themselves. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of the documents are available upon request at no cost by contacting [    ].

Provision	Declaration of Trust of the Delaware Trust	Articles of Incorporation of the Corporations
Limits on Issuance of Shares	The proposed Declaration of Trust permits the Trustees to issue shares without limitation as to number.

With the exception of Security Mid Cap Growth Fund, the Articles of Incorporation of the Corporations generally provide for the issuance of an indefinite number of shares.

The Security Mid Cap Growth Fund Articles of Incorporation provide for the issuance of 1,000,000,000 shares.

Amendment of Charter	The proposed Declaration of Trust permits the Trustees to amend the Declaration of Trust without Shareholder vote, except that Shareholders have the right to vote on: (i) any amendment that would affect their right to vote granted in the Declaration of Trust; (ii) any amendment to the provisions in the Declaration of Trust relating to its amendment; (iii) any amendment that may require their vote under applicable law; and (iv) any amendment submitted to them for their vote by the Trustees.	The Articles of Incorporation of the Corporations generally require a shareholder vote to amend the Articles of Incorporation.

Provision	Declaration of Trust of the Delaware Trust	Articles of Incorporation of the Corporations
Termination of a Series or Class	The proposed Declaration of Trust provides that any Series or Class may be terminated at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.	The Articles of Incorporation of the Corporations are generally silent on this point.[1]

Board Action without a Meeting	The proposed Declaration of Trust permits the Trustees to take action by the written consent of a majority of the Trustees then in office.	The Articles of Incorporation of the Corporations are generally silent on this point.[2]

Board Member Liability	Under the proposed Declaration of Trust, no Trustee shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Trust or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such person. If any Trustee, as such, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

With the exception of Security Large Cap Value Fund, the Corporations’ Articles of Incorporation provide that a Director is not personally liable except:

A.   for any breach of his or her duty of loyalty to the Corporation or to its stockholders;

B.   for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

C.   for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

D.   for any transaction from which the director derived an improper personal benefit.

The Security Large Cap Value Fund Articles of Incorporation are silent on this point.[3]

[1]	Kansas law requires shareholder approval to terminate a series or class. Please see Appendix C for a comparison of certain relevant provisions of Kansas and Delaware law.
[2]	The By-laws of the Corporations, however, generally provide that the Board may act by unanimous written consent in lieu of a meeting.
[3]

The By-laws of the Corporation, however provides that no person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

Provision	Declaration of Trust of the Delaware Trust	Articles of Incorporation of the Corporations
Board Member Indemnification

The proposed Declaration of Trust provides for the indemnification of a Trustee against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in capacity as Trustee by reason of his having acted in any such capacity.

The proposed Declaration of Trust disallows indemnification where the Trustee shall not have acted in good in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful.

The Articles of Incorporation of Security Equity Fund and Security Mid Cap Growth Fund provide that each Director shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a Director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the Director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each Director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses,

Provision	Declaration of Trust of the Delaware Trust	Articles of Incorporation of the Corporations

The proposed Declaration of Trust disallows indemnification of a Trustee against any liability to any person or any expense arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position.

The proposed Declaration of Trust provides that no indemnification shall be made unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such Trustee is entitled to indemnification or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust nor parties to the proceeding, that the Trustee is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the Trustee should be entitled to indemnification.

provided that such indemnity shall be conditioned upon a written opinion of independent counsel that the Director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Articles of Incorporation of SBL Fund provide that the corporation may agree to indemnify and protect any director to the extent permitted by the laws.

The Articles of Incorporation of Security Large Cap Value Fund and Security Income Fund are generally silent on this point.[4]

Shareholder Liability	Under the proposed Declaration of Trust, no Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to,	The Articles of Incorporation of the Corporations are generally silent on this point.

[4]	The By-laws of these Corporations, however, provide for indemnification.

Provision	Declaration of Trust of the Delaware Trust	Articles of Incorporation of the Corporations
the Trust or any Series or Class except by reason of their own acts or conduct. The Declaration of Trust also provides that “Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware, to the extent that such limitation of liability is greater than the limitation of liability specifically provided in the Declaration of Trust.

Reorganization	Under the proposed Declaration of Trust, the Trustees may, without Shareholder approval, unless such approval is required by applicable law, (i) cause the Trust to merge or consolidate with or into one or more trusts or corporations (or series or classes thereof to the extent permitted by law), partnerships, associations, or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation); (ii) cause any one or more Series (or Classes) of the Trust to merge or consolidate with or into any one or more other Series (or Classes) of the Trust, one or more trusts or corporations (or series or classes thereof to the extent permitted by law), partnerships, or associations; (iii) cause the Shares to be exchanged under or pursuant to any state or federal statute or regulation to the extent permitted by law; or (iv) cause the Trust to reorganize as a	The Articles of Incorporation of the Corporations are generally silent on this point.[5]

[5]	Kansas law requires shareholder approval. Please see Appendix C for a comparison of certain relevant provisions of Kansas and Delaware law.

Provision	Declaration of Trust of the Delaware Trust	Articles of Incorporation of the Corporations
corporation, trust, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction.” In addition, the proposed Declaration of Trust provides that the Trustees may create one or more statutory trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series of classes thereof.

APPENDIX E

CURRENT FUNDAMENTAL INVESTMENT POLICIES

Diversification

Fund(s)	Current Fundamental investment policy(ies)
Guggenheim Alpha Opportunity Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus – Large Core Fund, Guggenheim StylePlus – Mid Growth Fund, Guggenheim World Equity Income Fund, Series A, Series C, Series D, Series E, Series J, Series O, Series P, Series Q, Series V, Series X, and Series Z

Percent Limit on Assets Invested in Any One Issuer. Not to invest more than 5% of its total assets in the securities of any [one] issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies [and/or] instrumentalities), provided[,] that this limitation applies only with respect to 75% of [the Fund’s] total assets.

Percent Limit on Share Ownership of Any One Issuer. Not to purchase a security if, as a result, with respect to 75% of the value of [the Fund’s] total assets, more than 10% of the outstanding voting securities of any [one] issuer would be held by [the Fund] (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

Guggenheim Enhanced World Equity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim Macro Opportunities Fund, Guggenheim Municipal Income Fund, Guggenheim Total Return Bond Fund, Series F, Series M, and Series N	[The Fund] shall be a “diversified company” as that term is defined under the Investment Company Act of 1940, and as interpreted, modified or applied by government or regulatory authorities having jurisdiction from time to time.

Guggenheim Large Cap Value Fund, Series B and Series Y	None; the Funds are non-diversified.

Underwriting

Fund(s)	Current Fundamental investment policy
All Funds	Not to act as underwriter of securities issued by others, except to the extent that [the Fund] may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities.

Industry Concentration

Fund(s)	Current Fundamental investment policy
Guggenheim Enhanced World Equity Fund	Not to invest in an amount equal to, or in excess of, 25% or more of the Fund’s total assets in a particular industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing), provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

Guggenheim Alpha Opportunity Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus – Large Core Fund, Guggenheim StylePlus – Mid Growth Fund, Guggenheim World Equity Income Fund, Series A, Series B, Series C, Series D, Series E, Series J, Series N, Series O, Series P, Series Q, Series V, Series X, Series Y, and Series Z)	Not to invest in an amount equal to[, or in excess of,] 25% or more of [the Fund’s] total assets in a particular industry (other than securities of the U.S. government, its agencies or instrumentalities).

Guggenheim Floating Rate Strategies Fund, Guggenheim Macro Opportunities Fund, Guggenheim Municipal Income Fund, Guggenheim Total Return Bond Fund, Series F and Series M	Not to invest in an amount equal to, or in excess of, 25% or more of [the Fund’s] total assets in a particular industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing).

Real Estate

Fund(s)	Current Fundamental investment policy
All Funds	Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this [shall/does] not prevent [the Fund] from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

Fund(s)	Current Fundamental investment policy
Guggenheim Alpha Opportunity Fund, Guggenheim Enhanced World Equity Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus – Large Core Fund, Guggenheim StylePlus – Mid Growth Fund, Guggenheim World Equity Income Fund, Series A, Series B, Series C, Series D, Series E, Series J, Series N, Series O, Series P, Series Q, Series V, Series X, Series Y and Series Z	Not to purchase or sell physical commodities, except that [the Fund] may enter into futures contracts and options thereon.

Guggenheim Floating Rate Strategies Fund, Guggenheim Municipal Income Fund, Guggenheim Total Return Bond Fund, and Series F	[[The Fund] may not/Not to] purchase or sell physical commodities, except that [the Fund] may enter into futures contracts and options or other instruments thereon or as a result of ownership of securities.

Guggenheim Macro Opportunities Fund and Series M	[The Fund] may purchase or sell physical commodities to the extent permitted by the Investment Company Act of 1940, and as interpreted, modified or applied by government or regulatory authorities having jurisdiction from time to time, and may purchase or sell physical commodities as a result of entering into futures contracts and options or other instruments thereon or as a result of ownership of securities.

Loans

Fund(s)	Current Fundamental investment policy
All Funds	Not to lend any security or make any other loan if, as a result, more than 33 1/3% of [the Fund’s] total assets would be lent to other parties, except[:] (i) through the purchase of a portion of an issue of debt securities in accordance with its investment [objective/objectives] and policies or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Borrowing

Fund(s)	Current Fundamental investment policy
Guggenheim Enhanced World Equity Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Macro Opportunities Fund, Guggenheim Municipal Income Fund, Guggenheim Total Return Bond Fund, Series A, Series B, Series C, Series D, Series E, Series F, Series J, Series M, Series N, Series O, Series P, Series Q, Series V, Series X, Series Y, and Series Z	Not to borrow in excess of 33 1/3% of [the Fund’s] total assets.

Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus – Large Core Fund, Guggenheim StylePlus – Mid Growth Fund, and Guggenheim World Equity Income Fund	Not to borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Senior Securities

Fund(s)	Current Fundamental investment policy
All Funds	Not to issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction[,] from time to time. (A “senior security” generally is an obligation of [the Fund] that has a claim to [the Fund’s] assets or earnings that takes precedence over the claims of [the Fund’s] shareholders.)

APPENDIX F

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

APPENDIX G

BENEFICIAL OWNERS OF MORE THAN 5% OF A

CLASS OF EACH FUND

As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of a Fund’s outstanding securities:

F-1

APPENDIX H

DIRECTORS AND MANAGEMENT OWNERSHIP

As of the Record Date, the Directors and officers owned, of record and beneficially (unless otherwise indicated), as a group, the following of a Fund’s outstanding securities:

H-1

APPENDIX I

NOMINATING COMMITTEE CHARTER

SECURITY FUNDS

A.	Committee Membership

1.	The Nominating Committee (“Committee”) of the Security Funds shall be composed solely of Directors who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Directors”). Other Board members, while not serving as members of the Committee, may participate in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. In addition, the investment advisers and other service providers of the Funds may suggest Director candidates (including Independent Director candidates) for service on the Boards, and may provide administrative assistance in the selection and nomination process.

B.	Board Nominations and Functions

1.	In the event of any vacancies on a Board, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2.	The Committee shall evaluate candidates’ qualifications for Board membership, and, with respect to nominees for Independent Director membership, their independence from the Funds’ investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

3.	In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate’s potential contribution to the operation of the Boards and their committees, and such other factors as it may deem relevant. Specific desired qualities of Independent Director candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Nominating Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Director, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) their organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors.

4.	While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Committee’s consideration, recommendations regarding potential nominees for service on the Boards. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

(a) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i) The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.

(ii) The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.6

(iii) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

(iv) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(v) The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi) The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(vii) A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

[6]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

3

(b) In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

(ii) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

(c) Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

(i) the shareholder’s contact information;

(ii) the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

(iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act; and

(iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5.	The Committee shall evaluate as necessary the operations and effectiveness of the Board as a whole and shall evaluate the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

4

C.	Committee Nominations

1.	The Committee shall make nominations for membership on all committees and shall review Board committee assignments as necessary.

2.	The Committee shall review as necessary the responsibilities of any committee of the Boards, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Boards.

D.	Other Powers and Responsibilities

1.	The Committee shall meet as necessary in connection with any vacancy on or addition to a Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from Fund assets third party consultants to assist with identification and evaluation of potential Independent Directors.

3.	The Committee shall recommend to the Boards any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

5

SCHEDULE A

RESPONSIBILITIES AND DESIRED QUALITIES

OF INDEPENDENT DIRECTORS

Primary Responsibilities

The Independent Director’s primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

Personal Attributes

•	Public or private sector stature sufficient to instill confidence.

•	High personal and professional integrity.

•	Good business sense.

•	Able to commit the necessary time to prepare for and attend meetings.

•	Not financially dependent on director retainer and meeting fees.

Skills, Experience and Qualifications for decision making

•	General understanding of financial issues, investing, financial markets and technology.

•	General understanding of balance sheets and operating statements.

•	First-hand knowledge of investing.

•	Experience in working in highly regulated and complex legal framework.

•	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.

•	Ability to be critical, but not confrontational.

•	Demonstrated ability to contribute to Board and committee process.

•	Ability to consider diverse issues and make timely, well-informed decisions.

•	Familiarity with the securities industry.

•	Qualification as an “Audit Committee Financial Expert” (desired but not required).

I-1

[FORM OF PROXY CARD]

SBL FUND

SECURITY EQUITY FUND

SECURITY INCOME FUND

SECURITY LARGE CAP VALUE FUND

SECURITY MID CAP GROWTH FUND

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Toll-Free) 1-800-820-0888

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

January 8, 2014

The undersigned hereby appoint(s) [Amy Lee], [Elisabeth Miller] and [Nick Bonos], or either one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the meeting of shareholders of the series of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (the “Funds”), to be held at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, on January 8, 2014 at 1:00 p.m. local time and at any adjournment(s) or postponement(s) thereof.

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

Signature ________________________________	Date _______________________
Signature (if held jointly)	Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” each proposal.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an “x” in the appropriate box below.

Proxy Voting Instructions

The Funds encourage all shareholders to vote their proxies. We now provide the following convenient methods of voting: 1) PROXY CARD: Complete, sign, date and return the proxy card attached below in the enclosed postage-paid envelope; or instead vote by 2) TELEPHONE or 3) INTERNET by following the enclosed instructions. If you choose to vote by telephone or via the Internet, do not return your proxy card unless you later decide to change your vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

		FOR	WITHHOLD

1.	To approve the following individuals as Directors of the Corporation (allocating your cumulative votes equally):

	Randall C. Barnes	☐	☐

	Ronald A. Nyberg	☐	☐

	Ronald E. Toupin, Jr.	☐	☐

	Roman Friedrich III	☐	☐

	Robert B. Karn III	☐	☐

With respect to Proposal 1, each shareholder is entitled to vote that number of shares owned as of the record date multiplied by the number of Directors to be elected. A shareholder may cast all such votes for a single director or distribute them among two or more directors. This method of voting for the election of directors is commonly known as “cumulative voting.” If you wish to allocate your votes other than equally among nominees, write the nominee(s) number and the percentage of your cumulative votes that you chose on the line provided below.

______________

Registered shareholders wishing to exercise cumulative voting rights must specify how their votes are to be cast by submitting a proxy card or, if voting in person at the Special Meeting, by submitting a ballot that includes instructions to cumulate votes and the manner in which votes are to be distributed among the nominees.

		FOR	AGAINST	ABSTAIN
2.	To approve the reorganization of the Fund from a Kansas corporation into a Delaware statutory trust	☐	☐	☐

3.	To approve changes to the fundamental investment policies regarding

	3A. Diversification	☐	☐	☐

	3B. Underwriting	☐	☐	☐

	3C. Industry Concentration	☐	☐	☐

	3D. Real Estate	☐	☐	☐

	3E. Commodities	☐	☐	☐

	3F. Borrowing	☐	☐	☐

	3G. Senior Securities	☐	☐	☐

YOU MAY HAVE RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUNDS. PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS! Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated. Thank you for voting.